As filed with the SEC on April 16, 2024 .	Registration Nos. 002-89558
811-03971
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ___	☐
Post-Effective Amendment No. 57	☑
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 70	☑
(Check appropriate box or boxes.)
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT
(Exact Name of Registrant)
PRUCO LIFE INSURANCE COMPANY
(Name of Depositor)

213 Washington Street
Newark, New Jersey 07102
800-778-2255
(Address and telephone number of principal executive offices)
_____________
Pruco Life Insurance Company
C/O CT Corporation System
3800 North Central Avenue, Suite 460
Phoenix, Arizona 85012
(Name and address of agent for service)

COPIES TO:
Christopher J. Madin
Vice President and Corporate Counsel
Pruco Life Insurance Company
280 Trumbull Street
Hartford, Connecticut 06103

_____________

Approximate Date of Proposed Public Offering: ___

It is proposed that this filing will become effective (check appropriate space):

☐ immediately upon filing pursuant to paragraph (b) of rule 485
☑ on May 1, 2024 pursuant to paragraph (b) of rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of rule 485
☐ on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act.

If appropriate, check the following box:
☑ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PROSPECTUS
May 1, 2024

Variable Appreciable Life®

AN INDIVIDUAL, FLEXIBLE PREMIUM, VARIABLE LIFE INSURANCE CONTRACT ISSUED BY:
Pruco Life Insurance Company
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102
TELEPHONE: 800-778-2255

The Variable Appreciable Life® Contract described in this prospectus was offered from July 18, 1984 through September 28, 1986, under form number VAL-84 and from September 29, 1986 through April 30, 1992, under form number VAL-86, subject to state availability. Depending on the Death Benefit option selected, your Contract will either be Form A (VALA-84 or VALA-86) or Form B (VALB-84 or VALB-86). A state and/or other code may follow the form number. Your Contract’s form number is located in the lower left-hand corner of the first page of your Contract.
As of May 1, 1992, Pruco Life Insurance Company no longer offered this Contract for sale.

This prospectus describes the Variable Appreciable Life® Contract (the “Contract”) offered by Pruco Life Insurance Company (“Pruco Life”, “us”, “we”, or “our”), a stock life insurance company.
Please read this prospectus for your Variable Appreciable Life® Contract and keep it for future reference. Capitalized terms used in this prospectus are defined where first used or in the GLOSSARY: Definitions Of Special Terms Used In This Prospectus .
You (the "Contract Owner") may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options of Pruco Life Variable Appreciable Account (the "Separate Account" or “Account”). The Account offers Variable Investment Options from Prudential and the Advanced Series Trust. A complete list of the available Funds is included in this prospectus.
You may also choose to invest your Contract's premiums and its earnings in the Fixed Rate Option, referred to as the "fixed account" in your Contract, which pays a guaranteed interest rate.

In compliance with U.S. law, Pruco Life delivers this prospectus to Contract Owners that currently reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Contract Owners while outside of the United States.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s (“SEC”) staff and is available at www.Investor.gov.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
The Contract may have been purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance Contract is subject to risk, including the possible loss of your money. An investment in Pruco Life Variable Appreciable Life® is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

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KEY INFORMATION
Important Information You Should Consider About the Contract

FEES AND EXPENSES
Charges For Early Withdrawals
If you withdraw money from the Contract within the first 10 Contract Years, you may be assessed a surrender charge. The maximum surrender charge is set forth in your Contract and ranges from $0.00 to $55.00 per $1,000 of Face Amount. The maximum charge on a withdrawal that reduces the Face Amount by $100,000 is $5,500. The surrender charge applies to surrenders, lapses, withdrawals from Contracts with a Type A (fixed) Death Benefit, and reductions in Face Amount. For more information on early withdrawal charges, please refer to the Surrender Charge subsection of this prospectus.

Transaction Charges
In addition to a surrender charge, you may also be charged for other transactions. Such charges include sales charges on premiums paid under the Contract, administrative charges (to cover local, state and federal taxes), transfer fees, withdrawal fees, and fees for decreases in the Face Amount. For more information on transaction charges, please refer to the FEE TABLE and CHARGES AND EXPENSES sections of this prospectus.

Ongoing Fees And Expenses
In addition to surrender charges and transaction charges, an investment in the Contract is subject to certain ongoing fees and expenses, including such fees and expenses as those covering the cost of insurance under the Contract and the cost of optional benefits available under the Contract. Such fees and expenses are set based on either a fixed rate or the characteristics of the insured (e.g., age, sex, and rating classification). Investors should view the data pages of their Contract for applicable rates.
Contract Owners will also bear expenses associated with the Funds under the Contract, as shown in the following table:

	Annual Fee	Minimum	Maximum
	Investment options (Fund fees and expenses)	0.29%	1.12%
	For more information on ongoing fees and expenses, please refer to the FEE TABLE section of this prospectus and APPENDIX A, which is part of this prospectus.
RISKS
Risk Of Loss	You can lose money by investing in the Contract. For more information please refer to the PRINCIPAL RISKS OF INVESTING IN THE CONTRACT section of this prospectus.
Not a Short-Term Investment
The Contract is not a short-term investment and may not be appropriate if you need ready access to cash. The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered. For more information please refer to the PRINCIPAL RISKS OF INVESTING IN THE CONTRACT section of this prospectus.

Risks Associated With Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Funds available under the Contract, each of which has its own unique risks. You should review the Funds’ prospectuses before making an investment decision. Fund prospectuses are available at www.Prudential.com/eProspectus or by calling 800-778-2255. For more information on the Funds, please refer to the The Funds subsection of this prospectus.

Insurance Company Risks
An investment in the Contract is subject to the risks related to Pruco Life. Any obligations (including under the Fixed Rate Option), guarantees, or benefits are subject to the claims-paying ability of Pruco Life. More information about Pruco Life, including its financial strength ratings, is available upon request and at www.Investor.Prudential.com/Ratings. For more information please refer to the GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS section of this prospectus.

Contract Lapse
If a Scheduled Premium is not paid, and the Contract Fund on any Monthly Date is less than Tabular Contract Fund, the Contract will go into default. Poor investment performance, deductions of more than the maximum permissible charges, or the previous payment of less than the Scheduled Premiums are some of the factors that could cause your Contract to lapse. If your Contract does lapse, it may still provide some benefits
Generally, a Contract that has lapsed may be reinstated unless the Contract has been surrendered for its Cash Surrender Value. For Contracts issued before September 1, 1988, a Contract that has lapsed may be reinstated within three years from the date of default. For Contracts issued after September 1, 1988, a Contract that has lapsed may be reinstated within five years from the date of default. Please refer to your Contract for exact dates. To reinstate a lapsed contract, we require completion of certain conditions including submission of certain payments due under the Contract. For more information please refer to the LAPSE AND REINSTATEMENT section of this prospectus.

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RESTRICTIONS
Investments
If the Contract is not in default, you may, up to 4 times each Contract Year, transfer amounts among the Variable Investment Options. Additional transfers may be made only with our consent. Generally, only one transfer from the Fixed Rate Option will be permitted during each Contract Year and only within 31 days beginning on the Contract Anniversary. The maximum amount per Contract Year you may transfer out of the Fixed Rate Option is the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000. Transfers may generally be made by mail, phone, fax or website. Contracts that are jointly owned or assigned generally cannot conduct transfers by phone, fax or website. We reserve the right to remove or substitute Variable Investment Options. For more information on investment and transfer restrictions, please refer to the Transfers And Restrictions On Transfers subsection of this prospectus and, for a list of Variable Investment Options, see APPENDIX A.

Optional Benefits
As a Contract Owner, you may be able to obtain extra fixed benefits, which may require additional charges. These optional insurance benefits are described in what is known as a “rider” to the Contract. Riders are generally only available at Contract issuance, unless noted otherwise.
Some riders may depend on the performance of the Contract Fund. Rider benefits will no longer be available if the Contract lapses. Some riders are not available in conjunction with other riders and other restrictions may apply. Some riders described in this prospectus may be subject to state variations or may not be available in all states. Please refer to APPENDIX B, which is part of this prospectus, for state availability and a description of all material variations to riders and features that differ from the description contained in the prospectus. For more information on optional benefits under the Contract, please refer to the RIDERS section of this prospectus.

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. There is no additional tax benefit if you purchase the Contract through a tax-qualified plan. Withdrawals may be subject to ordinary income tax and a 10% additional tax. For more information on tax implications relating to Contract investments, please refer to the TAXES section of this prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation
Investment professionals receive compensation for selling the Contract to investors and may have a financial incentive to offer or recommend the Contract over another investment. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (“firms”). The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. The Scheduled Premium will vary by Issue Age, sex, smoker/nonsmoker, substandard rating class, and any riders selected by the Contract Owner. The Commissionable Target Premium will vary by Issue Age, sex, underwriting class and rating class of the insured, any extra risk charges, or additional riders selected by the Contract Owner. For more information on investment professional compensation, please refer to the DISTRIBUTION AND COMPENSATION section and the Commissions Paid To Broker-Dealers subsection of this prospectus.

Exchanges
Some investment professionals may have a financial incentive to offer you a contract in place of the one you already own. You should only exchange your existing life insurance contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the contract, rather than continue to own your existing contract. For more information on exchanges, please refer to the paragraph titled Replacement Of a Contract in the PRINCIPAL RISKS OF INVESTING IN THE CONTRACT section of this prospectus.

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OVERVIEW OF THE CONTRACT
The following summaries provide a brief overview of the more significant aspects of the Contract. We provide more complete and detailed information in the subsequent sections of this prospectus and in the statement of additional information and Contract.
Brief Description Of the Contract
Variable Appreciable Life® is a form of variable universal life insurance. Our variable appreciable life insurance policy is a flexible form of variable universal life insurance. It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest premiums in one or more of the available Variable Investment Options or in the Fixed Rate Option. Although the value of your Contract Fund may increase if there is favorable investment performance in the Variable Investment Options you select, investment returns in the Variable Investment Options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. Within certain limits, the Contract will provide you with some flexibility in determining the amount and timing of your premium payments. The Contract has a Tabular Contract Fund that is designed to encourage the payment of premiums and the accumulation of cash value. Some features and/or riders described in this prospectus may not be available in all states. Your Contract's form number is located in the lower left hand corner of the first page of your Contract. Clients seeking information regarding their particular investment needs should contact a financial professional.
Some Contract forms, features and/or riders described in this prospectus may be subject to state variations or may not be available in all states. See APPENDIX B for state availability and a description of all material variations to features and riders that differ from the description contained in the prospectus. Some Contract forms, features, and/ or Variable Investment Options described in this prospectus may not be available through all brokers. The Contract form number for this Contract is VALA-84, VALB-84, VALA-86 or VALB-86. A state and/or other code may follow the form number. Your Contract’s form number is located in the lower left hand corner of the first page of your Contract.
Premiums
Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. We guarantee that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience. Your Contract may terminate if the Contract Debt exceeds what the Cash Surrender Value would be if there was no Contract Debt. We will notify you before the Contract is terminated and you may then repay all or enough of the loan to keep the Contract in force.
When you apply for the Contract, you tell us how to allocate your premiums. On the Contract Date, we deduct an administrative charge, a sales charge, and taxes attributable to premiums from the initial premium. Then the first monthly charges are deducted. The remainder of the initial premium will be allocated among the Variable Investment Options and the Fixed Rate Option according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, but not earlier than the Contract Date.
After the Contract Date, we deduct an administrative charge, a sales charges, and taxes attributable to premiums from each subsequent premium payment. The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the applicable allocation instructions.
Contract Features
Types Of Death Benefit Available Under the Contract
The Death Benefit is an important feature of the Contract. You may choose one of the following two forms of the Contract. They each have a different Death Benefit amount.
•Contract Form A, Level Death Benefit: The Death Benefit will generally be equal to the Face Amount. It can never be less than this amount. The Death Benefit remains fixed in amount (unless the Contract becomes paid‑up) and only the Cash Surrender Value will vary with investment experience. Only VAL-84 Contracts may become paid-up. On VAL-86 Contracts, the Death Benefit may be increased to ensure that the Contract continues to satisfy the Internal Revenue Code's definition of life insurance.
•Contract Form B, Variable Death Benefit: The Death Benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options. However, the Death Benefit under Form B, as is true under Form A, will never be less than the initial Face Amount and it may also be increased to satisfy Internal Revenue Code requirements.
Throughout this prospectus the word “Contract” refers to both Form A and B unless specifically stated otherwise. Under both Form A and B Contracts there is no guaranteed minimum Cash Surrender Value.
Increasing Or Decreasing the Face Amount
Subject to our underwriting requirements determined by us, after the first Contract Anniversary you may increase the amount of insurance by increasing the Face Amount of the Contract. You also have the additional option of decreasing the Face Amount of your Contract, without withdrawing any surrender value.

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Investment Choices
You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options or our Fixed Rate Option. Subsequent net premiums are applied to your Contract as of the end of the Valuation Period in which they are received in Good Order at the Payment Office. Information about each Variable Investment Option available under the Contract is provided in APPENDIX A.
The Contract Fund
Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of your Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options. The Contract Fund value also changes to reflect the receipt of premium payments and monthly charges described under CHARGES AND EXPENSES.
Tabular Contract Fund
The Tabular Contract Fund is designed to encourage the payment of premiums and the accumulation of cash value. Even if a Scheduled Premium is not paid, the Contract will remain in force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund on the next Monthly Date.
Death Benefit Protection
The Contract includes a Death Benefit Guarantee, which provides a conditional guarantee that can keep your Contract in effect regardless of investment performance or Contract Fund value. If Scheduled Premiums are paid on or before each due date, or within the grace period after each due date, and there are no withdrawals or outstanding loans, a Contract will remain in force even if the investment results of that Contract's Variable Investment Option[s] have been so unfavorable that the Contract Fund has decreased to zero. Even if a Scheduled Premium is not paid, the Contract will remain in force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date. This could occur because of such factors as favorable investment experience, deduction of current rather than maximum charges, or the previous payment of greater than Scheduled Premiums.
Riders – Contract Owners may be eligible to select extra benefits called “riders.” The charges associated with each rider are presented in the FEE TABLE. Except for the Living Needs BenefitSM Rider, all riders are only available at Contract issuance. Selectable riders include:
•Accidental Death Benefit Rider: Pays an additional Death Benefit if the insured’s death is accidental.
•Applicant's Waiver of Premium Benefit Rider: Allows for premiums due on the contract to be waived by the Company in the event of the applicant's total disability or death during this benefit's coverage period. This benefit is only available on juvenile contracts.
•Child Level Term Rider: Provides life insurance coverage on the insured’s covered children.
•Insured's Waiver of Premium Benefit Rider: Allows for premiums due on the contract to be waived by the Company in the event of the Insured's total disability during this benefit's coverage period.
•Living Needs BenefitSM Rider: Provides an early payment of all or part of the Death Benefit, adjusted to reflect current value, if the insured becomes terminally ill or is confined to a nursing home.
•Option to Purchase Additional Insurance: Provides the right to buy more insurance on the Insured's life.
•Term Insurance Benefit On Life Of Insured Rider: Provides term life insurance coverage on the life of the Insured.
•Term Insurance Benefit On Life Of Insured Spouse Rider: Provides term life insurance coverage on the life of the insured's spouse.
Loans
You may borrow money from us using your Contract as security for the loan. The minimum loan amount you may borrow at any one-time is generally $500, unless the loan proceeds are used to pay premiums on your Contract. Interest charges will apply.
Withdrawals
Under certain circumstances and limitations, you may withdraw a part of the Contract’s Cash Surrender Value without surrendering the Contract. Charges may apply.
Surrendering the Contract
A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charges) while the insured is living. Surrender of a Contract may have tax consequences.

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FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Your Contract’s data pages will provide information about the specific fees you will pay each year based on the options you have elected. For more information please refer to the CHARGES AND EXPENSES section in this prospectus.
The first table describes the maximum fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer cash value between investment options.

TRANSACTION FEES
Charge	When Charge Is Deducted	Amount Deducted
Administrative Fee	Deducted from premium payments.	$2
Sales Charge (Load) (Charge is a percentage of premium payments.)	Deducted from premium payments.	5%
Taxes Attributable To Premiums(1) (Charge is a percentage of premium payments.)	Deducted from premium payments.	2.5%
Maximum Deferred Sales Charge (Load) (Charge is a percentage of one scheduled annual premium.)	Upon lapse, surrender, or decrease in the Face Amount.	45%
Surrender Charge (Per $1,000 Of Coverage Amount)	Upon lapse, surrender, or decrease in the Face Amount.	$5
Withdrawal fee (Charge is based on the withdrawal amount.)	Upon withdrawal.	The lesser of $15 and 2%
Face Amount Change fee	When there is a change in the Face Amount.	$15
Living Needs BenefitSM Rider fee	When the benefit is paid.	$150
(1)For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, or business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by us.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds' fees and expenses.

PERIODIC CHARGES OTHER THAN ANNUAL FUND EXPENSES
Charge	When Charge Is Deducted	Amount Deducted
Base Contract Charges:
Cost Of Insurance (“COI”) For the Face Amount.(1)(2) Minimum and Maximum Charges per $1,000 of the net amount at risk. _____________ Initial charge for a representative Contract Owner. (4)	Monthly	From $0.06 to $83.34 _____________ $0.15(3)
Mortality And Expense Risk Charge (Effective annual rate calculated as a percentage of assets in the Variable Investment Options.)	Daily	0.60%(5)
Additional Charge For Certain Risks	Monthly	From $0.10 to $2.08(6)
Fee For the Face Amount. (A charge per $1,000 of Face Amount plus a flat fee.)	Monthly	$0.02 plus $2.50
Fee For an Increase To the Face Amount. (Charge per $1,000 of increase in Face Amount.)	Monthly	$0.02

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Guaranteed Death Benefit Fee For the Face Amount Or an Increase To the Face Amount. (Charge per $1,000 of the Face Amount or increase in the Face Amount.)	Monthly	$0.01
Net Interest On Loans(7)	Annually	1.5%
Optional Benefits Charges:
Accidental Death Benefit Rider Minimum and Maximum Charges per $1,000 of coverage. ____________ Initial charge for a representative Contract Owner. (4)	Monthly	From $0.04 to $0.64 _____________ $0.07(3)
Applicant Waiver Of Premium Rider
Minimum and Maximum Charges
(Charge is a percentage of the Contract's applicable premium, and capped at $0.15 per $1,000 of coverage.)
_____________
Initial charge for a representative Contract Owner. (4)
	Monthly	From 0.40% to 3.14% _____________ 0.7%(3)
Child Level Term Rider(6) (Charge per $1,000 of rider coverage.)	Monthly	$0.45
Insured Waiver Of Premium Rider Minimum and Maximum Charges per $1,000 of coverage. _____________ Initial charge for a representative Contract Owner. (4)	Monthly	From $0.008 to $0.21 _____________ $0.07(3)
Option To Purchase Additional Insurance Rider(1) Minimum and Maximum Charges per $1,000 of additional insurance amount. _____________ Initial charge for a representative Contract Owner. (4)	Monthly	From $0.06 to $0.47 _____________ $0.17(3)
Term Insurance Benefit On Life Of Insured Rider(1)(8) Minimum and Maximum Charges per $1,000 of rider coverage. _____________ Initial charge for a representative Contract Owner. (9)	Monthly	From $0.173 to $2.59 _____________ $0.19(3)
Term Insurance Benefit On Life Of Insured Spouse Rider(1)(8) Minimum and Maximum Charges per $1,000 of rider coverage. _____________ Initial charge for a representative Contract Owner. (4)(9)	Monthly	From $0.153 to $1.91 _____________ $0.193(3)
(1)The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.
(2)For example, the highest COI rate is for an insured who is a male/female age 99.
(3)The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay. You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life representative.
(4)Representative insured is male, age 30, preferred underwriting class, no ratings or extras, with a $250,000 Face Amount.
(5)The daily charge is based on the effective annual rate shown.

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(6)Both the charge and the duration of the charge will vary based on individual circumstances including Issue Age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Face Amount.
(7)This charge is for a fixed rate loan. The net interest for a variable rate loan is 1%.
(8)There are multiple variations of Term Insurance Benefit On Life Of Insured and Term Insurance Benefit On Life Of Insured Spouse. The charge shown is for the maximum charge across all variations of this rider.
(9)This charge is for Decreasing Term To Age 65 Rider.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, may be found in APPENDIX A.

Annual Fund Expenses	Minimum	Maximum
(Expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.29%	1.12%
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Contract Values Are Not Guaranteed
Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance, insufficient premium payments, withdrawals, and loans are some of the factors that could cause your Contract to lapse, which could cause you to lose your insurance coverage. However, we guarantee that if Scheduled Premiums are paid when due and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.
The Variable Investment Options
You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option. The Fixed Rate Option is the only investment option that offers a guaranteed rate of return. See The Funds and The Fixed Rate Option.
Each Variable Investment Option has its own investment objective and associated risks, which are described in the Variable Investment Option prospectuses. The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.
We do not promise that the Variable Investment Options will meet their investment objectives. Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Variable Investment Options you choose. You bear the investment risk that the Variable Investment Options may not meet their investment objectives. It is possible to lose your entire investment in the Variable Investment Options. Although the Series Fund Government Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Government Money Market Portfolio may be so low that, when Account and Contract charges are deducted, you experience a negative return. See The Funds.
The Contract offers Variable Investment Options through the Advanced Series Trust ("AST"). The AST Variable Investment Options are also available in variable annuity contracts we offer. Some of these variable annuity contracts offer a feature that utilizes a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with certain optional benefits. The operation of the formula in those variable annuity contracts may result in large-scale asset flows into and out of the Funds corresponding to the Variable Investment Options that are available with your Contract. These asset flows could adversely impact the Funds, including their risk profile, expenses and performance.
Before allocating amounts to the Variable Investment Options, you should read the current Fund prospectus for detailed information concerning the Fund's investment objectives, strategies, and investment risks. Fund prospectuses are available at www.Prudential.com/eProspectus or by calling 800-778-2255. The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.
Limitation Of Benefits On Certain Riders For Claims Due To War Or Service In the Armed Forces
We will not pay a benefit on any Accidental Death Benefit rider or make payments for any disability rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
Increase In Charges
In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that we may make under the Contract. The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge. We will supplement this prospectus to reflect any increase in a current charge, up to the maximum charge, before the change is implemented.

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Contract Lapse
If Scheduled Premiums are paid on or before each due date, or received within 61 days after the Scheduled Premiums are due, and there are no withdrawals or outstanding loans, a Contract will remain in force even if the investment results of that Contract's Variable Investment Options have been so unfavorable that the Contract Fund has decreased to zero or less.
In addition, even if a Scheduled Premium is not paid, the Contract will remain in force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund on the following Monthly Date. However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in force, the Contract will go into default. Should this happen, we will notify you of the required payment to prevent your Contract from lapsing. Your payment must be received in Good Order at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will lapse. If your Contract does lapse, it will still provide some benefits. See LAPSE AND REINSTATEMENT. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Pre-Death Distributions in the Tax Treatment Of Contract Benefits section.
Not a Short-Term Savings Vehicle
The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.
Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes. Purchasing the Contract for such purposes may involve certain risks.
For example, a life insurance policy could play an important role in helping you to meet the future costs of a child’s education. The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the Variable Investment Options you choose perform poorly, or if you do not pay sufficient premiums, your Contract may lapse or you may not accumulate the funds you need. Accessing the values in your Contract through withdrawals and Contract loans may significantly affect current and future value of your Contract Fund or Death Benefit proceeds and may increase the chance that your Contract will lapse. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Pre-Death Distributions in the Tax Treatment Of Contract Benefits section.
Taking Withdrawals
We may limit you to no more than four withdrawals in a Contract Year. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. You may make a withdrawal only to the extent that the Cash Surrender Value plus any Contract loan exceeds the applicable Tabular Contract Fund. There is an administrative processing fee for each withdrawal in an amount up to $15. Withdrawal of the Cash Surrender Value may have tax consequences. See Tax Treatment Of Contract Benefits.
Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal. A surrender charge may be deducted when any withdrawal causes a reduction in the Face Amount. See CHARGES AND EXPENSES. Withdrawals from Form B (variable) Contracts will not change the Face Amount. However, under most circumstances, withdrawals from a Form A (fixed) Contract will cause a reduction in the Face Amount by no more than the amount of the withdrawal.
It is important to note that, if the Face Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in the Face Amount, you should consult with your tax adviser and your Pruco Life representative. See Withdrawals and Tax Treatment Of Contract Benefits.
Surrender Of the Contract
You may surrender your Contract at any time for its Cash Surrender Value while the insured is living. We deduct a surrender charge from the surrender proceeds.
We will assess a surrender charge if, during the first 10 Contract Years (or 10 years from an increase in the Face Amount), the Contract lapses, is surrendered, or the Face Amount is decreased (including as a result of a withdrawal). The surrender charge is determined by the primary annual premium amount. It is calculated as described in Surrender Charge. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits.
Taking a Contract Loan
Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. When a loan is made, an amount equal to the loan proceeds is transferred out of the investment options and does not participate in any investment return until a loan repayment is made. The longer a loan remains outstanding the greater the potential negative impact on the Contract Fund. In addition, a loan from your Contract may have tax consequences. See Tax Treatment of Contract Benefits.
Potential Federal Tax Consequences
Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we

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reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.
Current tax law generally excludes Death Benefits from the gross income of the beneficiary of a life insurance contract. However, your Death Benefit could be subject to income tax in certain instances, such as if transferred in accordance with a reportable policy sale. Your Death Benefit may also be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.
Special rules govern the tax treatment of life insurance policies that meet the definition of a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Face Amount is made (or a rider removed). The addition of a rider or an increase in the Face Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a reduction in the Face Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.
Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.
All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. See Tax Treatment Of Contract Benefits.
Any taxable income on pre-death distributions (including full surrenders) is subject to a 10% additional tax unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the 10% additional tax provisions apply to Contracts owned by businesses.

Replacement Of the Contract
The replacement of life insurance is generally not in your best interest. In most cases, if you require additional life insurance coverage, the benefits of your existing Contract can be protected by increasing the insurance amount of your existing Contract, or by purchasing an additional Contract. If you are considering replacing a Contract, you should compare the benefits and costs of supplementing your existing Contract with the benefits and costs of purchasing a new Contract and you should consult with a tax adviser.
GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS
Pruco Life Insurance Company
Pruco Life is a stock life insurance company, organized on December 23, 1971 under the laws of the state of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Our principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.
The Pruco Life Variable Appreciable Account
We have established the Account to hold certain assets that are associated with the Contracts. The Account was established on January 13, 1984 under Arizona law and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "Separate Account" under the federal securities laws. The Account holds assets that are segregated from all of our other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life conducts.
We are the legal owner of the assets in the Account. We will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits of the Funds attributable to the Contracts. In addition to these assets, the Account's assets may include funds contributed by us to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time we will transfer capital contributions and charges to our general account. We will consider any possible adverse impact the transfer might have on the Account before making any such transfer.
Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of our other assets. The assets of the Account that are held in support of client accounts may not be charged with liabilities that arise from any other business we conduct.
We are obligated to pay all amounts promised to Contract Owners under the Contract. The obligations to Contract Owners and beneficiaries arising under the Contracts are our general corporate obligations.

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You may invest in one or a combination of the available Funds and other Variable Investment Options. When you choose a Fund, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option. We hold these shares in the Account. We may remove or add additional Funds including other Variable Investment Options in the future.
The Funds
The Series Fund is registered under the Investment Company Act of 1940 as an open‑end diversified management investment company. Its shares are currently sold only to Separate Accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity Contracts. On October 31, 1986, the Pruco Life Series Fund, Inc, an open‑end diversified management investment company, which sold its shares only to Separate Accounts of ours and Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), was merged into The Prudential Series Fund. Prior to that date, the Account invested only in shares of Pruco Life Series Fund, Inc.
The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for us to provide benefits under the Contract and to transfer assets from one Variable Investment Option to another, as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Variable Investment Option.
This Contract offers Funds managed by AST Investment Services, Inc. and PGIM Investments LLC, both of which are affiliated companies of Pruco Life (“Affiliated Funds”). Pruco Life and its affiliates (“Prudential Companies”) receive fees and payments from the Affiliated Funds. We consider the amount of these fees and payments when determining which Funds to offer through the Contract. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over unaffiliated funds. As indicated next to each Fund’s description in the tables in APPENDIX A, each Fund has one or more subadvisers that provide certain day-to-day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to offer under the Contract. Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Funds they recommend and may benefit accordingly from allocations of Contract Fund value to the Variable Investment Options that invest in these Funds. Allocations made to all Affiliated Funds benefit us financially. See Service Fees Payable To Pruco Life for more information about fees and payments we may receive from the Funds and/or their affiliates.
Pruco Life has selected the Funds for inclusion as investment options under this Contract in Pruco Life’s role as issuer of this Contract. We may remove or add additional Variable Investment Options in the future. We may consider the potential risk to us of offering a Fund in light of the benefits provided by the Contract.
PGIM Investments LLC serves as the investment manager for The Prudential Series Fund ("PSF") and certain Funds of AST. PGIM Investments LLC and AST Investment Services, Inc. serve as co-investment managers of the other Funds of AST.
The investment management agreements for PSF and AST provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Board of Trustees of the applicable Fund.
The Investment Managers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all AST and PSF Funds benefit us financially because fees are paid to us or our affiliates by the AST and PSF Funds. More detailed information, including a full description of these fees, is available in the Funds' prospectuses.
Information regarding each Fund, including (i) its name; (ii) its type; (iii) its Investment Manager(s) and subadviser(s); (iv) current expense; and (v) performance, is available in APPENDIX A. Each Fund has issued its own separate prospectus that contains more detailed information about the Fund. The Funds’ prospectuses and statements of additional information are available at www.Prudential.com/eProspectus or by calling 800-778-2255. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. We will also provide you with the prospectus for each Fund in which you invest. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Funds will be met. Please refer to the tables in APPENDIX A to see which Variable Investment Options you may choose.
In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same Funds. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:
(1) changes in state insurance law;
(2) changes in federal income tax law;
(3) changes in the investment management of any Variable Investment Option; or
(4) differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

The terms “Fund” and “portfolio” are largely used interchangeably. Some of the Funds use the term “Fund” and others use the term “portfolio” in their respective prospectuses.

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A Fund may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such Portfolio will resemble that of the publicly available mutual fund.
The tables in APPENDIX A reflect the Funds in which the Account invests, their Fund type, and each Fund’s investment subadvisers. For Funds with multiple subadvisers, each subadviser manages a portion of the assets for that Fund.
Although the PSF PGIM Government Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Variable Investment Option. For example, when prevailing short-term interest rates are very low, the yield on the PSF PGIM Government Money Market Portfolio may be so low that, when Fund and Contract charges are deducted, you experience a negative return.
Service Fees Payable To Pruco Life
We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially.
We receive Rule 12b-1 fees which compensate us and our affiliate, Pruco Securities, LLC ("Pruco Securities"), for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Contract Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2024, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.55% of the average assets allocated to the Fund under the Contract. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Contract.
In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Companies related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
AST Funds
This Contract offers Variable Investment Options that invest in Funds offered through AST. The AST Variable Investment Options are also available in variable annuity contracts we offer. Some of these variable annuity contracts offer optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each annuity contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers assets between the Variable Investment Options for those variable annuity contracts and an AST bond fund (the AST bond fund is not available in connection with the life contracts offered through this prospectus). You should be aware that the operation of the formula in those variable annuity contracts may result in large-scale asset flows into and out of the Funds corresponding to the Variable Investment Options that are available with your Contract. These asset flows could adversely impact the Funds, including their risk profile, expenses and performance. Because transfers between the Variable Investment Options and the AST bond fund can be frequent and the amount transferred can vary from day to day, any of the Funds could experience the following effects, among others:
(a)a Fund’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Fund’s investment strategy;
(b)the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and
(c)a Fund may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Fund compared to other similar funds.
The efficient operation of the asset flows among Funds triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Fund to another Fund, which in turn could adversely impact performance.
Before you allocate to the Variable Investment Options with the AST Funds listed above, you should consider the potential effects on the Funds that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Contract. Please work with your financial professional to determine which Variable Investment Options are appropriate for your needs.

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Voting Rights
We are the legal owner of the shares of the Funds associated with the Variable Investment Options. However, we vote the shares according to voting instructions we receive from Contract Owners. We will mail you a proxy, which is a form you need to complete and return to us to inform us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when the Fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the Fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of Contract Owners who actually vote will determine the ultimate outcome. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the Fund that require a vote of shareholders. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more Variable Investment Options or to approve or disapprove an investment advisory Contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.
Substitution Of Variable Investment Options
We may substitute one or more of the Variable Investment Options. We may terminate the availability of any Variable Investment Option at any time. If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer. We would not do this without any necessary SEC and/or state approval. You will be given specific notice in advance of any substitution we intend to make.
The Fixed Rate Option
You may choose to invest, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option. This amount becomes part of our general account. The general account consists of all assets owned by us other than those in the Account and in other Separate Accounts that have been or may be established by us. Subject to applicable law, we have sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets. Instead, we guarantee that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that we declare periodically, but not less than an effective annual rate of 4%. We are not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.
Transfers out of the Fixed Rate Option are subject to strict limits. See Transfers And Restrictions On Transfers. The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months. See When Proceeds Are Paid.
Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.
CHARGES AND EXPENSES
This section provides a more detailed description of each charge that is described briefly in the FEE TABLE, beginning on page 1 of this prospectus. There are Contract charges and Fund expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.
The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Rate Option, plus any interest credited on amounts allocated to the Fixed Rate Option and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans. Most charges, although not all, are made by reducing the Contract Fund.
When describing the Contract's charges, in several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Contract. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum Contract charge, without giving any advance notice.
Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Charges for taxes attributable to premiums will be set at one rate for all Contracts like this one. Changes in other charges will be by underwriting classification. We will not recoup prior losses or distribute prior gains by means of these changes.

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The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular Contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.
Administrative Fee
We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year.
Sales Charge (Load)
We may charge up to 5% of premiums received in all Contract Years. This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. We will deduct part of this sales load from each premium received whether scheduled or unscheduled in an amount up to 5% of the portion of the premium remaining after the $2 administrative charge has been deducted. See Administrative Fee.
We will deduct the remainder of the sales load only if the Contract is surrendered or stays in default past its days of grace. This second part is called the contingent deferred sales load (“CDSL”). However, we will not deduct the CDSL for Contracts that lapse or are surrendered on or after the Contract's 10th anniversary or 10 years from an increase in the Face Amount. The CDSL will be reduced for Contracts that lapse or are surrendered sometime between the eighth month of the sixth year and the 10th anniversary of the Contract or increase in Face Amount. No CDSL is applicable to the Death Benefit, no matter when that becomes payable.
For Contracts under which premiums are payable annually, we charge the maximum CDSL if the Contract lapses or is surrendered, until the seventh month of the sixth Contract Year, or increase in the Face Amount. Thereafter, the sales charge will be the maximum charge reduced uniformly until it becomes zero at the end of the 10th Contract Year. More precisely, the CDSL will be the maximum charge reduced by a factor equal to the number of complete months that have elapsed between the end of the sixth month in the Contract's sixth year or increase in Face Amount and the date of surrender or lapse, divided by 54 (since there are 54 months between that date and the Contract's 10th anniversary). The following table shows illustrative CDSL that will be made when such Contracts are surrendered or lapse.

Maximum Deferred Sales Load Percentages
For Contracts Surrendered During	The Deferred Sales Charge On Premium Will Be the Following Percentage Of One Scheduled Annual Premium	Which is Equal To the Following Percentage Of the Scheduled Premiums Due To Date Of Surrender
Entire Year 1	25%	25.00%
Entire Year 2	30%	15.00%
Entire Year 3	35%	11.67%
Entire Year 4	40%	10.00%
Entire Year 5	45%	9.00%
First 7 Months of Year 6	45%	7.50%
First Month of Year 7	40%	5.71%
First Month of Year 8	30%	3.75%
First Month of Year 9	20%	2.22%
First Month of Year 10	10%	1.00%
First Month of Year 11	0%	0.00%
and Thereafter
For Contracts under which premiums are payable more frequently than annually, the CDSL will be 25% of the first year's Scheduled Premiums due on or before the date of surrender or lapse and 5% of the Scheduled Premiums for the second through fifth Contract Years due on or before the date of surrender or lapse. Thus, for such Contracts the maximum CDSL will also be equal to 9% of the total Scheduled Premiums for the first five Contract Years. This amount will be higher in dollar amount than it would have been had premiums been paid annually because the total of the Scheduled Premiums is higher. See PREMIUMS. To compensate for this, the reduction in the CDSL will start slightly earlier for Contracts under which premiums are paid semi‑annually, still earlier if premiums are paid quarterly and even earlier if premiums are paid monthly. The reductions are graded smoothly so that the dollar amount of the CDSL for two persons of the same age, sex, Contract size, and Contract Date, will be identical beginning in the seventh month of

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the sixth Contract Year without regard to the frequency at which premiums were paid. The CDSL is applied the same way for increases in Face Amount starting from the date of the increase instead of the Contract Date.
For purposes of determining the CDSL, the Scheduled Premium is the premium payable for an insured in the Preferred rating class, even if the insured is in a higher rated risk class. Moreover, if premiums have been paid in excess of the Scheduled Premiums, the charge is based upon the Scheduled Premiums. If a Contract is surrendered when less than the aggregate amount of the Scheduled Premiums due on or before the date of surrender has been paid, the CDSL percentages will be applied to the premium payments due on or before the fifth anniversary date that were actually paid, whether timely or not, before surrender.
We waive the portion of the sales load deducted from each premium (5% of the portion of the premium remaining after the $2 processing charge has been deducted) for premiums paid beyond five years of Scheduled Premiums on an annual basis. Thus, with respect to a premium paid after that total is reached, only the 2.5% premium tax charge and the $2 processing charge is deducted before the premium is allocated to the investment options you choose. We may, on a uniform and non-contractual basis, withdraw or modify this concession, although we do not currently intend to do so. If you elect to increase the Face Amount of your Contract, the rules governing the non‑guaranteed waiver of the 5% front‑end sales load will apply separately to the base Contract and the increase. See Increases In the Face Amount.
Taxes Attributable To Premiums
We deduct a charge of 2.5% for taxes attributable to premiums from each premium payment we receive. The premium tax charge is our estimate of the average burden of state taxes generally. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5%. The rate applies uniformly to all Contract Owners without regard to location of residence. We may collect more for this charge than we actually pay for state and local premium taxes. See Company Taxes.
Surrender Charge
We assess a surrender charge if the Contract is surrendered or lapses when it is in default past its days of grace. This charge is made to compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured's rating class, and establishing records. We deduct $5 per $1,000 of the Face Amount (excluding the automatic increase for Contracts issued on insureds aged 14 or less) if the Contract is surrendered or lapses, unless it stays in force until the end of the 10th Contract Year (later if additional insurance is added after issue). However, we reduce this charge for Contracts that lapse or are surrendered after the 5th Contract Anniversary. For each full additional month that the Contract stays in force on a premium paying basis, we will reduce the surrender charge by $0.0833 per $1,000 of the initial Face Amount until it reaches zero at the end of the 10th Contract Year. We do not deduct a surrender charge from the Death Benefit if the insured dies during the first 10 Contract Years or 10 years from an increase in the Face Amount.
Cost Of Insurance
We deduct a monthly cost of insurance ("COI") charge proportionately from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit. The maximum COI charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum per $1,000 COI rates.
The net amount at risk is based on your Death Benefit and your Contract Fund; therefore it is impacted by such factors as investment performance, charges, fees, and premium payments. The current, monthly COI rates in effect at any given time vary by Face Amount and Contract duration, as well as the Issue Age, sex, and underwriting class of the insured. The rates generally increase over time but are never more than the maximum charges listed in the data pages of your Contract. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current Attained Age, sex (except where unisex rates apply), smoker/nonsmoker status, and extra rating class, if any. At most ages, our current COI rates are lower than the maximum rates. Current COI charges range from $0.06 to $83.34 per $1,000 of net amount at risk.
COI rates are applied to the net amount at risk to determine the COI charge.  Generally, a higher Contract Fund value in relation to the Death Benefit will result in a lower net amount at risk and lower COI charge.  A lower Contract Fund value in relation to the Death Benefit will result in a higher net amount at risk and a higher COI charge.  For Contracts with a Form A Death Benefit, the net amount at risk generally changes as the Contract Fund changes.  For Contracts with a Form B Death Benefit, the net amount at risk generally does not change as the Contract Fund changes.

The following table provides hypothetical examples of the net amount at risk’s role in determining COI charges.  The examples assume a $1,000,000 Face Amount, the Death Benefit meets the definition of life insurance test, and a current monthly COI rate of $1.00 per $1,000 of net amount at risk.

Example Net Amount At Risk Scenarios
Death Benefit Form	Death Benefit Amount	Contract Fund Value	Net Amount At Risk	Month’s COI Charge
Form A	$1,000,000	$125,000	$875,000	$875.00
Form A	$1,000,000	$175,000	$825,000	$825.00
Form B	$1,050,000	$125,000	$925,000	$925.00
Form B	$1,100,000	$175,000	$925,000	$925.00

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Because the net amount at risk is based on your Death Benefit and your Contract Fund, it may be impacted by such factors as investment performance, charges, fees, and premium payments. Paying less premiums, paying premiums late, experiencing poor investment performance, and/or earning less interest may reduce Contract Fund value and increase the net amount at risk, and may also cause the Contract to lapse earlier unless additional premiums are paid.  Similarly, paying more premiums, paying premiums earlier, experiencing better market performance, and/or earning more interest may increase Contract Fund value and, in some cases, lower the net amount at risk on which COI charges are based.
Mortality And Expense Risk Charge
Each day we deduct a charge from the assets of each of the Variable Investment Options in an amount equivalent to an effective annual rate of 0.60%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the Fixed Rate Option.
Additional Charge For Certain Risks
If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted and the Scheduled Premium will be increased. This additional monthly charge or "flat extra" is charged as a dollar amount per $1,000 of Face Amount.
Fee For the Face Amount
Each month we deduct an administrative charge based on the Face Amount. This charge is intended to compensate us for things like processing claims, keeping records and communicating with Contract Owners. We deduct $2.50 per Contract and up to $0.02 per $1,000 of the Face Amount. This charge also applies to increases in the Face Amount, except for the automatic increase under Contracts issued on insureds of 14 years of age or less. Currently, the charge of $0.02 per $1,000 of the Face Amount will not exceed $2 per month and is waived for Contracts issued on a Pru-Matic Premium Plan after June 1, 1987. Thus, we will deduct $44.40 per year for a Contract with the minimum Face Amount of $60,000, not issued on a Pru‑Matic Premium Plan basis. We will not make this charge if your Contract becomes paid‑up or has been continued in force, after lapse, as variable reduced paid‑up insurance.
If the Face Amount is increased, we charge up to $0.02 per $1,000 of increase in Face Amount.
Guaranteed Death Benefit Fee For the Face Amount Or an Increase To the Face Amount
Each month we deduct a charge of $0.01 per $1,000 of the Face Amount (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less). We deduct this charge for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the Death Benefit will never be less than the guaranteed minimum Death Benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period. We do not make this charge if your Contract becomes paid‑up or has been continued in force, after lapse, as variable reduced paid‑up insurance.
Transaction Charges
(a)We charge a withdrawal fee in an amount up to $15 for each withdrawal.
(b)We may charge a transaction fee of up to $15 for any change in the Face Amount.
(c)We charge a Living Needs BenefitSM Rider transaction fee of up to $150 for Living Needs BenefitSM payments.
Net Interest On Loans
Interest accrues daily on the total outstanding Contract Debt. At Contract issue, you may choose one of two interest rate options. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice versa, with our consent. If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate we determine at the start of each Contract Year (instead of at the fixed 5.5% rate).
Interest payments on any loan are due at the end of each Contract Year. If interest is not paid when due, it is added to the principal amount of the loan.
The net interest on loans reflects the net difference between a loan with an effective annual interest rate of 5.5% and an effective annual interest credited equal to 4%. The variable loan interest credited is one percentage point less than the variable interest rate currently being charged on the Contract. See Loans .
Charges For Rider Coverage
Contract Owners may be able to obtain additional benefits, which may increase the Scheduled Premium. These optional insurance benefits are described in what is known as a “rider” to the Contract. We deduct a monthly charge from the Contract Fund if additional benefits cause an increase to your Scheduled Premium.
You may add one or more riders to the Contract. The following riders are charged for separately. See RIDERS.
Accidental Death Benefit Rider – We deduct a monthly charge for this rider, which provides an additional Death Benefit if the insured’s death is accidental. The charge ranges from $0.04 to $0.64 per $1,000 of coverage based on Issue Age and sex of the insured, and is charged until the first Contract Anniversary on or after the insured’s 100th birthday.

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Applicant Waiver Of Premium Rider - We charge a premium for this rider which allows for premiums due on the Contract to be waived by us in the event of the applicant's total disability or death during this rider's coverage period. The premium charge ranges from 0.40% to 3.14% of the Contract's annual premiums, is based on Issue Age and sex of the insured, and is charged until the insured child's attained age 25.
Children Level Term Rider – We deduct a monthly charge for this rider, which provides term life insurance on all dependent children that are covered under this rider. The charge is $0.45 per $1,000 of coverage and is charged until the earliest of the death of the Insured, the first Contract Anniversary after the Insured's 65th birthday, and you notify us to discontinue the rider coverage. Rider charges may continue even after coverage on your last covered child has ended. If your children are no longer covered under the rider and you do not expect to have additional children who would be covered, consider discontinuing the rider.
Insured's Waiver Of Premium Rider – We deduct a monthly charge for this rider which pays all premiums due on a Contract while the insured is totally disabled. The charge ranges from $0.012 to $0.208 per $1,000 of coverage, is based on Issue Age and sex of the insured, and is charged until the first Contract Anniversary following the insured's 65th birthday.
Living Needs BenefitSM Rider – We deduct a fee of up to $150 if you exercise this rider, which allows you to receive an accelerated payment of the Death Benefit if the insured becomes terminally ill or is confined to a nursing home.
Option To Purchase Additional Insurance Rider - We deduct a monthly charge for this rider, which provides the right to purchase more insurance on the Insured's life without having to prove insurability. The charge ranges from $0.06 to $0.47 per $1,000 of rider coverage, is based on Issue Age and sex of the insured, and benefit premiums and charges stop on the contract anniversary on which the Insured's Attained Age is 52.
Term Insurance Benefit On Life Of Insured Riders – We deduct a monthly charge for term riders on the life of the insured which provide term life insurance coverage on the life of the insured. There are multiple variations of term insurance riders available on this product. Across all variations, the maximum charge ranges from $0.173 to $2.59 per $1,000 of rider coverage, is based on Issue Age and sex of the insured, and benefit premiums and monthly charges stop on the earliest of the death of the Insured or the Contract Anniversary at the end of the term period for the benefit.
Term Insurance Benefit On Life Of Insured Spouse Riders – We deduct a monthly charge for term riders on the life of the insured's spouse which provide term life insurance coverage on the life of the insured's spouse. There are multiple variations of term insurance benefits on the life of the insured's spouse that are available on this product. Across all variations, the maximum charge ranges from $0.153 to $1.91 per $1,000 of rider coverage, is based on Issue Age and sex of the insured, and benefit premiums and monthly charges stop on the earliest of 1) the death of the Insured; 2) the death of the insured spouse; or 3) the Contract Anniversary at the end of the term period for the benefit.
Fund Expenses
As described in each Fund's prospectus, fees are deducted from and expenses are paid out of the assets in the Fund. Fund prospectuses are available at www.Prudential.com/eProspectus or by calling 800-778-2255.
Charges After Age 100
Beginning on the first Contract Anniversary on or after the insured’s 100th birthday, we will no longer accept premiums or deduct monthly charges from the Contract Fund. You may continue the Contract until the insured's death, or until you surrender the Contract for its Cash Surrender Value. You may continue to make transfers, loans, loan repayments, and withdrawals, subject to the limitations on these transactions described elsewhere in this prospectus. We will continue to make daily deductions for mortality and expense risk charges, and the Funds will continue to charge operating expenses if you have amounts in the Variable Investment Options. Any Contract loan will remain outstanding and continue to accrue interest until it is repaid. The Contract can only lapse if Contract Debt grows to be equal to or more than the cash value.
Commissions Paid To Broker-Dealers
The Contract may be sold through broker-dealers authorized by Pruco Securities and applicable law to do so. Pruco Securities, an indirect wholly owned subsidiary of Prudential Financial, Inc., acts as the principal underwriter of the Contract. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (“firms”) according to one or more schedules.
Compensation is based on the Scheduled Premium. The Scheduled Premium will vary by Issue Age, sex, smoker/non smoker, substandard rating class, and any riders selected by the Contract Owner.
Broker-dealers will receive compensation of up to 99% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the first Scheduled Premium, and up to 8% on premiums received up to the next nine Scheduled Premiums. Moreover, broker-dealers will receive compensation of up to 6% on premiums received to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.
If the Face Amount is increased, broker-dealers will receive compensation of up to 99% on premiums received up to the first Scheduled Premium for the increase received in the first 12 months following the effective date of the increase and up to 8% of premiums received up to the next nine Scheduled Premiums for the increase. Moreover, broker-dealers will receive compensation of up to 6% on premiums received following the effective date of the increase to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.

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More information on commissions and other compensation paid for distribution of the Contract is provided under DISTRIBUTION AND COMPENSATION.
PERSONS HAVING RIGHTS UNDER THE CONTRACT
Contract Owner
Generally, the Contract Owner is the insured. There are circumstances when the Contract Owner is not the insured. There may also be more than one Contract Owner. If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.
While the insured is living, the Contract Owner is entitled to any Contract benefit and value. Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract Owner is generally entitled to access Contract values through loans or withdrawals, assign the Contract, surrender the Contract, and to name or change the beneficiary. If the Contract is jointly owned, the exercise of any right or privilege under this Contract must be made by all Contract Owners.
You may change the ownership of the Contract by sending us a request. We may ask you to send us the Contract to be endorsed. Once we receive your request in Good Order at our Service Office, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request, unless a future effective date is specified by you. Any rights created by your request will not apply to any payments we have made or actions we have taken before the request was received in Good Order at our Service Office or the chosen effective date of the request.
Beneficiary
The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request. We may ask you to send us the Contract to be endorsed. Once we receive your request in Good Order at our Service Office, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request, unless a future effective date is specified by you. However, if we make any payment(s) before we receive the request in Good Order at our Service Office, or the chosen effective date of the request, we will not have to make the payment(s) again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.
OTHER GENERAL CONTRACT PROVISIONS
Settlement Options
The Contract grants to most Contract Owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds. Under the Contract, the Death Benefit may be paid in a single sum or under one of the optional modes of settlement. Any Pruco Life representative can explain these options upon request.
Assignment
This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.
Incontestability
We will not contest the Contract after it has been in force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.
Misstatement Of Age Or Sex
If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. If we learn of the inaccuracy after the insured’s death, any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex. If we learn of the inaccuracy before the insured’s death, the Face Amount will be adjusted to what the current Scheduled Premium would have purchased at the correct age and sex. Adjustments to the Death Benefit for misstatements of age or sex are not restricted to the incontestability provision described above.
Suicide Exclusion
Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Face Amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase. If the insured, whether sane or insane, dies by suicide within two years from the effective date of a reinstatement, this Contract will end without any Death Benefit paid, and we will return any reinstatement charge and any premiums paid after the reinstatement date less any Contract Debt and less any withdrawals.

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STANDARD DEATH BENEFITS
Types Of Death Benefit
You may have selected from two types of Death Benefit at issue. A Contract with a Form A Death Benefit has a Death Benefit which will generally equal the initial Face Amount. Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the net amount at risk and result in lower charges.
This type of Death Benefit does not vary with the investment performance of the investment options you selected, unless:
•the Contract becomes paid-up (VAL-84 Contracts only) or;
•when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance (VAL-86 Contracts only). See When a Contract Becomes Paid‑Up.
The Scheduled Premium shown in the Contract will be the same for a given insured, regardless of what Contract Form you chose. See How a Contract's Cash Surrender Value Will Vary.
A Contract with a Form B Death Benefit has a Death Benefit, which will generally equal the Face Amount plus, if any, excess Contract Fund over the Tabular Contract Fund. Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value. However, the increase in the Cash Surrender Value for Form B Contract may be less than the increase in Cash Surrender Value for a Form A Contract because a Form B Contract has a greater cost of insurance charge due to a greater net amount at risk. Because your Contract’s Death Benefit is based in part on the value of your Contract Fund, Contract charges and unfavorable investment performance will decrease your Death Benefit and Cash Surrender Value. As long as the Contract is not in default, there have been no withdrawals, and there is no Contract Debt, the Death Benefit may not fall below the Face Amount stated in the Contract, plus the amount, if any, by which the Contract Fund exceeds the Tabular Contract Fund.
Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the Face Amount will automatically be increased, on the Contract Anniversary after the insured's 21st birthday, to 150% of the initial Face Amount, so long as the Contract is not then in default. This new Face Amount becomes the new guaranteed minimum Death Benefit. The Death Benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See When a Contract Becomes Paid‑Up. This increase in Death Benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. See CHARGES AND EXPENSES. The automatic increase in the Face Amount may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. See Tax Treatment Of Contract Benefits.
Contract Owners of a Form A Contract should note that any withdrawal may result in a reduction of the Face Amount and the deduction of any applicable surrender charges. We will not allow you to make a withdrawal that will decrease the Face Amount below the minimum Face Amount. For Form B Contracts, withdrawals will not change the Face Amount, will not incur a surrender charge for a withdrawal, and are not restricted if a minimum size Contract was purchased. See Withdrawals.
Under VAL-84 Contracts, there are other distinctions between the Contract Forms. Form A Contracts will become paid‑up more rapidly than a comparable Form B Contract. But Contract Owners of Form A Contracts should be aware that since premium payments and favorable investment experience do not increase the Death Benefit, unless the Contract has become paid‑up, the beneficiary will not benefit from the possibility that the Contract will have a large Cash Surrender Value at the time of the insured's death.
A VAL-86 Contract will never become paid‑up. Instead, the Death Benefit under these Contracts is always at least as great as the Contract Fund divided by the net single premium. Thus, instead of becoming paid‑up, we will increase the Contract's Death Benefit so it will always be large enough to meet the Internal Revenue Code's definition of life insurance. Whenever the Death Benefit is determined in this way, we reserve the right to refuse to accept further premium payments, although in practice the payment of at least Scheduled Premiums will be allowed. See When a Contract Becomes Paid‑Up.
How a Contract's Death Benefit Will Vary
VAL-84 Contracts:
Under a Form A Contract, the Death Benefit will not vary (except for Contracts issued on insureds of age 14 or less) regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid‑up. See When A Contract Becomes Paid‑Up. The Death Benefit does reflect a deduction for the amount of any Contract Debt. See Loans.
Under a Form B Contract, the Death Benefit will vary with investment experience and premium payments. Assuming no Contract Debt, the Death Benefit under a Form B Contract will, on any day, be equal to the Face Amount plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund” for the Contract. The “Tabular Contract Fund” for each Contract Year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:
(1)you paid only Scheduled Premiums;
(2)you paid Scheduled Premiums when due;
(3)your selected investment options earned a net return at a uniform rate of 4% per year;
(4)we deducted full mortality charges based upon the 1980 CSO Table;

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(5)we deducted maximum sales load and expense charges; and
(6)there were no withdrawals.
Each Contract contains a table that sets forth the Tabular Contract Fund as of the end of each of the first 20 years of the Contract. Tabular Contract Fund between Contract anniversaries are determined by interpolation.
Thus, under a Form B Contract with no Contract Debt, the Death Benefit will equal the Face Amount if the Contract Fund equals the Tabular Contract Fund. If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund, the Death Benefit will be the Face Amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund, and the Contract remains in force because Scheduled Premiums have been paid, the Death Benefit will not fall below the initial Face Amount stated in the Contract. The Death Benefit will also reflect a deduction for the amount of any Contract Debt. See Loans. Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the Death Benefit.
VAL-86 Contracts:
Under a Form A Contract, the Death Benefit will be the greater of (1) the Face Amount; or (2) the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date. In other words, the second alternative ensures that the Death Benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.
Under a Form B Contract, the Death Benefit will be the greater of (1) the Face Amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund; or (2) the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date. Thus, under VAL-86 Contracts, the Death Benefit may be increased based on the size of the Contract Fund and the insured's Attained Age and sex. This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance. The net single premium is used only in the calculation of the Death Benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of Death Benefit.

Male Attained Age	Net Single Premium	Increase In Insurance Amount Per $1 Increase In Contract Fund	Female Attained Age	Net Single Premium	Increase In Insurance Amount Per $1 Increase In Contract Fund
5 25 35 55 65	.09884 .18455 .25596 .47352 .60986	$10.12 $ 5.42 $ 3.91 $ 2.11 $ 1.64	5 25 35 55 65	.08198 .15687 .21874 .40746 .54017	$12.20 $ 6.37 $ 4.57 $ 2.45 $ 1.85
Generally, whenever the Death Benefit is determined in this way, we will continue to accept the average of all premiums paid over the last five years; however, we reserve the right to refuse to accept any further premium payments.
You may increase or decrease the Face Amount of your Contract, subject to certain conditions, regardless of the form type or the issue date of your Contract. See Increases In the Face Amount and Decreases In the Face Amount.
Increases In the Face Amount
After your first Contract Anniversary, you may increase your amount of insurance by increasing the Face Amount of the Contract. The increase will be subject to state approval and the underwriting requirements we determine.
The following conditions must be met:
(1)you must ask for the change by sending us a request in Good Order to our Service Office;
(2)the amount of the increase in the Face Amount must be at least $25,000;
(3)you must prove to us that the insured is insurable for any increase;
(4)the Contract must not be in default;
(5)you must pay an appropriate premium at the time of the increase;
(6)we must not be paying premiums into the Contract as a result of the insured’s total disability; and
(7)if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new data pages for your Contract showing the amount and effective date of the change and the re-calculated charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. Currently, no transaction charge is being made in connection with an increase in the Face Amount. However, we reserve the right to deny the increase if we change any of the bases on which benefits and charges are calculated for newly issued Contracts between the Contract Date and the date of your requested increase.
An increase in the Face Amount resulting in a total Face Amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating for a nonsmoker, which provides lower current cost of insurance rates.
Upon an increase in the Face Amount, we will re-calculate the Contract's Scheduled Premiums, CDSL and transaction charges, Tabular Contract Fund, and monthly deductions from the Contract Fund. Requests for increases received within six months after the most recent Contract Anniversary will be effective on your choice of the prior or the next Contract Anniversary and is limited only by applicable state law. Requests for increases received more than six months after the most recent Contract Anniversary will be effective on the following anniversary. A payment will be required on the date of increase, which will depend, in part, on the

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Contract Anniversary you select for the re-calculation. We will tell you the amount of the required payment. You should also note that an increase in the Face Amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment Of Contract Benefits. Therefore, before increasing the Face Amount, you should consult your own tax adviser and Pruco Life representative.
If the increase is approved, the new insurance will take effect once we receive the proper forms, any medical evidence necessary to underwrite the additional insurance, and any additional premium amount needed for the increase.
We will assess, upon lapse or surrender, following an increase in the Face Amount, the sum of (a) the CDSL and transaction charges that would have been assessed if the initial base Contract had not been amended and had lapsed or been surrendered; and (b) the CDSL and transaction charges that would have been assessed if the increase in Death Benefit had been achieved by the issuance of a new contract, and that Contract had lapsed or been surrendered. All premiums paid after the increase will, for purposes of determining the CDSL applicable in the event of surrender or lapse, be deemed to have been made partially under the base Contract, and partially in payment of the increase, in the same proportion as that of the original Scheduled Premium and the increase in Scheduled Premiums. An increase in the Face Amount triggers new CDSL and transaction charges, therefore, you should not elect to increase the Face Amount of your Contract if you are contemplating a total or partial surrender or a decrease in the Face Amount.
An increase in the Face Amount will be treated comparably to the issuance of a new contract for purposes of the non‑guaranteed waiver of the 5% front‑end sales load. See CHARGES AND EXPENSES. Thus, premiums paid after the increase will, for purposes of determining whether the 5% front‑end sales load will be waived, be allocated to the base Contract and to the increase based on the proportional premium allocation rule as described. The waiver will apply to the premiums paid after the increase only after the premiums so allocated exceed five scheduled annual premiums for the increase. Thus, a Contract Owner considering an increase in the Face Amount should be aware that such an increase will incur charges comparable to the purchase of a new contract.
If you elect to increase the Face Amount, you will receive a right to cancel period to cancel the increase, not the entire Contract. Generally, you may exercise this right within 10 days after you receive the Contract with the increase or within 45 days after execution of the application for the increase, whichever is later. Charges deducted after the increase will be re-calculated as though no increase had been applied.
You may transfer the total amount attributable to the increase in the Face Amount from the Variable Investment Options or the Fixed Rate Option at any time within two years after an increase in the Face Amount.
The right to convert the increase in the Face Amount to a fixed benefit policy will exist for 24 months after the increase is issued and the form of exchange right will be the same as that available under the base Contract purchased. There may be a cash payment required upon the exchange.
Decreases In the Face Amount
You have the option of decreasing the Face Amount without withdrawing any Cash Surrender Value. If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the COI.
The following conditions must be met:
(1) the amount of the decrease must be at least $10,000;
(2) the Face Amount after the decrease must be at least equal to the minimum Face Amount applicable to your Contract; and
(3) if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the decrease, we will send you new Contract Data pages showing the new Face Amount, Tabular Contract Fund, Scheduled Premiums, charges, values, and limitations. A Contract is no longer eligible for the Select Rating if the Face Amount is reduced below $100,000. Currently, a $15 transaction fee is deducted from the Contract Fund in connection with a decrease in the Face Amount. We will also reduce your Contract Fund value by deducting a proportionate part of the CDSL and surrender charges, if any.
We may decline a decrease in the Face Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. See Tax Treatment Of Contract Benefits.
It is important to note, however, that if the Face Amount is decreased there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment Of Contract Benefits. You should consult with your tax adviser and your Pruco Life representative before requesting any decrease in the Face Amount.
Death Claim Settlement Options
The beneficiary may choose to receive death claim proceeds by any of the settlement options available at the time the proceeds become payable or by payment of a lump sum check.
Any Pruco Life representative authorized to sell this Contract can explain all the settlement options upon request.
When Death Benefit Proceeds Are Paid
Generally, we will pay any Death Benefit, Cash Surrender Value, loan proceeds or partial withdrawal within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at the office designated to receive that request. However, we may delay payment of proceeds from the Variable Investment Options and the variable portion of the Death Benefit due under the Contract if

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the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange ("NYSE") is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.
We have the right to delay payment of the Cash Surrender Value attributable to: (1) the Fixed Rate Option; and (2) Contracts in force as extended term insurance, for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).
If we do not receive instructions on where to send the Death Benefit within 5 years (or less where required by state law) of the date of death, the funds will be escheated.
OTHER BENEFITS AVAILABLE UNDER THE CONTRACT
In addition to the standard Death Benefit(s) associated with your Contract, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about applicable fees associated with each benefit included in this table may be found in the FEE TABLE.

Name Of Benefit	Purpose	Is Benefit Standard Or Optional	Brief Description Of Restrictions/Limitations
Death Benefit Guarantee (lapse protection benefit)	Guarantees that Contract will not lapse as a result of unfavorable investment performance.	Standard
•The Contract will not lapse if the Scheduled Premiums are paid when due, you make no withdrawals and any Contract Debt does not exceed the Cash Surrender Value.
•If all premiums are not paid when due, the Contract will still not lapse as long as the Contract Fund is higher than the Tabular Contract Fund values found in your Contract.

Accidental Death Benefit Rider	Provides a benefit amount that is payable if the insured’s death is accidental.	Optional
•The loss must be a direct result of accidental death or bodily injury that occurred on or after the Contract Date, no more than 90 days after the injury, and while the Contract is in force.
•Benefit will not be paid for any death or injury that is caused or contributed to by war or act of war.

Applicant's Waiver Of Premium Benefit	Allows for premiums due on the Contract to be waived by the company in the event of the applicant's total disability or death during the Applicant's Waiver of Premium coverage period.	Optional

•Modal premiums due on and after the Contract Anniversary on or after the insured's 25th birthday will not be waived by the Company.
•If the applicant recovers from disability prior to the Contract Anniversary on or after the insured's 25th birthday or the Contract becomes Paid-Up prior to the Contract Anniversary on or after the insured's 25th birthday, then the AWP disability status is removed and premiums will no longer be waived by the Company.
•Premiums and monthly charges for the AWP benefit expire (are no longer charged for) as of the contract anniversary on or after the insured's 24th birthday.

Child Level Term Rider	Provides term life insurance coverage on the life of the insured’s covered children.	Optional
•Benefit payment is subject to all the provisions of the benefit and of the rest of this Contract.
•The phrase dependent child means the insured's child, stepchild or legally adopted child who: (1) has reached the 15th day of life; and (2) has not reached the first Contract Anniversary after his or her 25th birthday; and either (3) is named in the application for this Contract and on the date of the application has not reached his or her 18th birthday; or (4) is acquired by the Insured after the date of the application but before the child's 18th birthday.

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Name Of Benefit, continued	Purpose	Is Benefit Standard Or Optional	Brief Description Of Restrictions/Limitations
Insured Waiver Of Premium Benefit Rider	Provides for the waiver of Contract premiums while the insured is totally disabled.	Optional
•When we use the words disability and disabled in this benefit we mean total disability and totally disabled as defined in the rider.
•If the Insured becomes disabled on or after the first Contract Anniversary after his or her 65th birthday, we will not pay any Scheduled Premiums that fall due in that period of disability.
•We will not pay any Scheduled Premiums if the Insured becomes disabled from: (1) an injury he causes to himself, or she causes to herself, on purpose; or (2) sickness or injury due to service on or after the Contract Date in the armed forces of any country(ies) at war. The word war means declared or undeclared war and includes resistance to armed aggression.

Living Needs BenefitSM Rider	Allows you to elect to receive an accelerated payment of all or part of the Death Benefit, adjusted to reflect current value, if the insured becomes terminally ill or is confined to a nursing home.	Optional
•Requires certification of a physician for benefits to be paid.
•No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.
•With the exception of certain business-related Contracts, this benefit is excluded from income if the insured is terminally ill or chronically ill.

Option To Purchase Additional Insurance On Life Of Insured Rider	Provides the right to buy more insurance on the Insured's life.	Optional
•Your right to buy the new contract will end on the 31st day after the normal option date. But this will not change your right to buy a new contract for any later normal or advance option date.
•Each time you buy a new contract for an advance option date, you will have used your right to buy a new contract for the next normal option date, if any, for which you could otherwise have bought one.

Term Insurance Benefit On Life Of Insured Rider (Level)	Provides level term life insurance coverage on the life of the insured.	Optional
•Benefit payment is subject to all the provisions of the benefit and of the rest of this Contract.
•Conversion to another plan of insurance is subject to these conditions: (1) You must ask for the exchange in writing and in a form that meets our needs. (2) You must send this Contract to us to be endorsed. (3) We must have your request and the Contract at our Home Office while the Benefit is in force and before the end of its term period. The new contract will not take effect unless the premium for it is paid while the Insured is living and within 31 days after its Contract Date.

Term Insurance Benefit on Life of Insured Spouse (Decreasing)	Provides decreasing term life insurance coverage on the life of the insured's spouse.	Optional
•Benefit payment is subject to all the provisions of the benefit and of the rest of this Contract.
•Conversion to another plan of insurance is subject to these conditions: You must ask for the conversion in a form that meets our needs, while this Contract is in force and not in default past the last day of the grace period, and at least five years before the end of the term period for this benefit. The new contract will not take effect unless the premium for it is paid while the insured spouse is living and within 31 days after its contract date.

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DEATH BENEFIT GUARANTEE
The Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:
•    We guarantee that if the Scheduled Premiums are paid when due, or received within 61 days after the Scheduled Premiums are due (or missed premiums are paid later with interest), the Contract will not lapse because of unfavorable investment performance, and the least amount we will pay upon the death of the insured is the Face Amount.
•    If all premiums are not paid when due (or not made up later with interest), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in the Contract. This amount is called the “Tabular Contract Fund”, and it increases each month. In later years it becomes quite high. The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero. This means that when your Contract lapses, it may still have considerable value and you may have a substantial incentive to reinstate it. If you choose otherwise, you may take, in one form or another, the Cash Surrender Value. See LAPSE AND REINSTATEMENT.
RIDERS
Contract Owners may be able to obtain additional benefits, which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a “rider” to the Contract. The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the account. Certain restrictions may apply; they are clearly described in the applicable rider form. All riders are only available at Contract issuance, except as noted.
Term insurance riders pay an additional death benefit if the insured dies within a stated number of years after issue. There are multiple variations of term insurance riders available on this product. These riders vary by decreasing term, level term, and renewable term; similar term insurance riders may be available for the insured's spouse. Two variations of term insurance riders are described in this prospectus.
We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
Some riders may depend on the performance of the Contract Fund. Rider benefits will no longer be available if the Contract lapses. Some riders may not be available through all brokers and some riders are not available in conjunction with other riders, and certain restrictions may apply as set forth below. Some riders or features described in this prospectus may be subject to state variations or may not be available in all states. See APPENDIX B for state availability and a description of material variations to riders and features that differ from the description contained in the prospectus. A Pruco Life representative can explain all of these extra benefits further. We will provide samples of the provisions upon receiving a written request.
Accidental Death Benefit Rider
The Accidental Death Benefit Rider is an optional rider that provides an additional Death Benefit if the insured's death is accidental, as defined in the benefit provision. The rider provides a fixed dollar benefit in an amount set forth in your Contract’s data pages. We will pay the amount of this benefit that we show on the Contract data pages for the Insured's accidental loss of life but our payment is subject to all the provisions of the benefit and of the rest of this Contract. We will include in the proceeds of this Contract any payment under this benefit.
Pruco Life will pay an amount under this benefit subject to the following conditions: (1) We must receive due proof that the Insured's death was the direct result, independent of all other causes, of accidental bodily injury that occurred on or after the Contract Date (2) The death must occur (a) no more than 90 days after the injury; and (b) while the Contract is in force.
We show the premiums for this benefit in the Schedule of Premiums in the Contract data pages. From each premium payment, we make the deductions shown under Schedule of Deductions from Premium Payments in these pages and the balance is the invested premium amount which is added to the premium account and the Contract Fund.
The monthly charge for this benefit is deducted on each Monthly Date from the Contract fund. The amount of that charge is included in the Schedule of Monthly Deductions from the Contract Fund in the Contract data pages.
This benefit will end on the earliest of: (1) the end of the last day of grace if the Contract is in default; it will not continue if a benefit takes effect under any Contract value options provision that may be in the Contract; (2) the date the Contract is surrendered for its Cash Surrender Value; and (3) the date the Contract ends for any other reason.
If you ask us in writing, and we agree, we will cancel the benefit as of the first Monthly Date on or after we receive your request. Contract premiums and monthly charges due then and later will be reduced accordingly.
Applicant's Waiver Of Premium Benefit Rider
The Applicant's Waiver of Premium ("AWP") is an optional supplementary benefit available only on juvenile contracts that, subject to the terms of the rider, allows for Scheduled Premiums due on the insured's Contract to be waived by Pruco Life in the event of the applicant's total disability or death during the AWP coverage period. If the applicant becomes disabled before the benefit termination date, we will waive all Contract premiums that fall due while he or she stays disabled. If the applicant becomes disabled before the first contract anniversary after his or her 65th birthday, we will pay only those scheduled premiums that fall due (1) while he or she, is disabled; and (2) before the benefit termination date.

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The benefit will end and we will no longer waive Contract premiums on the earliest of: (1) the end of the last day of grace if the Contract is in default, (2) the end of the day that is the last premium due date before the benefit termination date we show on the Contract Data page(s), (3) the date the Contract is surrendered under its Cash Surrender Value, and (4) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.
We will not waive premiums under the Applicant's Waiver Of Premium Rider for any sickness or injury that is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
Child Level Term Rider
The Rider For Level Term Insurance Benefit On Dependent Children is an optional benefit that provides term life insurance coverage on the life of the insured's dependent children, as defined in the benefit provision. The rider provides a fixed dollar benefit in an amount set forth in your Contract’s data pages. We will pay an amount under this benefit if we receive due proof that a dependent child died: (1) before the term insurance provided by the benefit on his or her life ends; and (2) while this Contract is in force and not in default past the last day of the grace period. But our payment is subject to all the provisions of the benefit and of the rest of this Contract.
The phrase dependent child means the insured's child, stepchild or legally adopted child who: (1) has reached the 15th day of life; and (2) has not reached the first Contract Anniversary after his or her 25th birthday; and either (3) is named in the application for this Contract and on the date of the application has not reached his or her 18th birthday; or (4) is acquired by the Insured after the date of the application but before the child's 18th birthday.
We show the amount of term insurance under this benefit on the Contract data pages. The insurance on each dependent child's life will end on the earlier of: (1) the end of the day before the first Contract Anniversary after the child's 25th birthday; or (2) the end of the day before the first Contract Anniversary after the Insured's 65th birthday.
This benefit will end on the earliest of: (1) the end of the last day of grace if the Contract is in default, it will not continue if a benefit takes effect under any Contract value options provision that may be in the Contract; (2) the end of the day before the first Contract Anniversary after the Insured's 65th birthday; (3) the date the Contract is surrendered under its Cash Surrender Value or the paid-up insurance, if any, under the benefit is surrendered; and (4) the date the Contract ends for any other reason.
Insured's Waiver Of Premium Benefit Rider
The Insured's Waiver Of Premium Rider waives the Contract premiums that fall due while the insured is totally disabled, as defined in the benefit provision. If the Insured becomes disabled before the first Contract Anniversary following his or her 60th birthday, we will waive all Contract premiums that fall due while he or she stays disabled. If the Insured becomes disabled on or after the first Contract Anniversary following his or her 60th birthday, we will waive all Contract premiums that fall due before the first Contract Anniversary following his or her 65th birthday and while he or she stays disabled. We will not waive any Contract premiums if the Insured becomes disabled on or after the first Contract Anniversary after his or her 65th birthday.
The benefit will end and we will no longer waive Contract premiums on the earliest of: (1) the end of the last day of grace if the Contract is in default, (2) the end of the day before the first Contract Anniversary that follows the Insured's 65th birthday, unless the Insured had stayed disabled since before the first Contract Anniversary that follows the 60th birthday, (3) the date the Contract is surrendered under its Cash Surrender Value, and (4) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.
We will not waive premiums under the Insured's Waiver Of Premium Rider for any injury that is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
Living Needs BenefitSM Rider
The Living Needs BenefitSM Rider may be available on your Contract. There is no charge for adding the benefit to a Contract. However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted. This rider may be added after Contract issuance, subject to our underwriting requirements.
Subject to state regulatory approval, the Living Needs BenefitSM allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted Death Benefit will always be less than the Death Benefit, but will never be lower than the Contract's Cash Surrender Value. One or both of the following options may be available. You should consult with a Pruco Life representative about whether additional options may be available.
The Terminal Illness Option is available on the Living Needs BenefitSM Rider when a Licensed Physician certifies the insured as terminally ill with a life expectancy of six months or less. When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs BenefitSM. The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs BenefitSM claim form.
The Nursing Home Option is available on the Living Needs BenefitSM Rider after the insured has been confined to an eligible nursing home for six months or more. When a Licensed Physician certifies that the insured is expected to remain in an eligible nursing home until death, and that is confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs BenefitSM. The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive

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equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs BenefitSM claim form in a single sum.
Subject to state approval, all or part of the Contract's Death Benefit may be accelerated under the Living Needs BenefitSM. If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract. The minimum amount that may be accelerated for a Living Needs BenefitSM claim is $50,000. However, we currently have an administrative practice to allow a reduced minimum of $25,000. We reserve the right to discontinue this administrative practice in a non-discriminatory manner.

Examples:
The examples below demonstrate benefits accelerated as a lump sum(1) under the Living Needs BenefitSM (LNB) Rider and how the accelerated benefit will impact the Contract. The figures used are for illustrative purposes only and are not guaranteed.

Sex and issue age: male, 25 Contract Date: 12/20/1992 Face Amount: $200,000			Underwriting Classification: preferred best Claim Date: 12/20/2031 Death Benefit Option: Type A (fixed)
These hypothetical examples assume a (1) Death Benefit of $200,000, (2) a reduction at an annual rate of 8% applied for early payment based on the applicable life expectancy, and (3) a processing fee of $150 has been deducted.
Example results (rounded to the nearest dollar):

		LNB Terminal Illness Option(2)		LNB Nursing Home Option(3)
% of Death Benefit accelerated:		100%	50%	100%	50%
Accelerated Death Benefit payment:		$191,259	$95,554	$162,781	$81,315
	Contract values before acceleration:	Contract values after acceleration of Death Benefit:
Face Amount:	$200,000	$0	$100,000	$0	$100,000
Contract Debt:	$1,040	$0	$520	$0	$520
Death Benefit:	$198,960	$0	$99,480	$0	$99,480
Contract Fund:	$12,201	$0	$6,100	$0	$6,100
Surrender charge:	$0	$0	$0	$0	$0
Cash value:	$11,161	$0	$5,580	$0	$5,580
Cash Surrender Value:	$11,161	$0	$5,580	$0	$5,580
Annual premium:	$1,868	$0	$934	$0	$934
(1)Receiving the accelerated Death Benefit via monthly payments may be an option available to you and we can provide more information upon request.
(2)An assumed six month life expectancy always applies.
(3)Assumes an average life expectancy for a male, age 65, confined to a nursing home.
No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of Living Needs BenefitSM that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.
You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs BenefitSM to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs BenefitSM is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit. Receipt of a Living Needs BenefitSM payment may also affect your eligibility for certain government benefits or entitlements.
Option To Purchase Additional Insurance On Life Of Insured Rider
You have the right under this rider to purchase more insurance on the Insured's life without having to prove insurability. You may do this for certain normal option dates and advance option dates, as set forth in the benefit provision. The new contract you purchase will be in the same rating class as this Contract.
If the rider benefit amount is less than $25,000, the new contract may be a Life Paid Up at Age 85 Contract issued by Pruco Life, with a minimum Face Amount of $10,000, but not greater than the benefit amount. If the rider benefit amount is $25,000 or more, the new contract can be a Life Paid Up at Age 85 Contract, as described above, or a life insurance Contract regularly being issued by Pruco Life at that time, with a minimum Face Amount of $25,000, but not greater than the benefit amount.
This benefit will end on the earliest of: (1) the end of the last day of grace if the Contract is in default, (2) the 31st day after the Contract Anniversary on which the Insured's Attained Age is 52, (3) the date the Contract is surrendered under its Cash Surrender Value, and (4) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office. This rider is optional.

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Term Insurance Benefit On Life Of Insured Rider (Level)
The Level Term Insurance Benefit On Life Of Insured is an optional rider that provides a fixed dollar benefit amount on the life of the insured. Benefit amounts and the term period for the benefit are shown in your Contract’s data pages. Subject to the terms of the rider, Pruco Life will pay an amount under this benefit if we receive due proof that the insured died: (1) in the term period for the benefit; and (2) while this Contract is in force and not in default beyond the last day of the grace period. Any proceeds under this Contract that may arise from the Insured's death will include this amount, but our payment is subject to all the provisions of the benefit and Contract. You may be able to exchange this benefit for a new contract of life insurance on the life of the insured, without having to prove insurability.
The benefit will end on the earliest of: (1) the end of the last day of grace if the Contract is in default; (2) the end of the last day before the Contract Date of any other contract (a) for which the benefit is exchanged, or (b) to which the benefit is changed; (3) the date the Contract is surrendered for its Cash Surrender Value, and (4) the date the contract ends for any other reason; (5) the first Monthly Date on or after the date a request to discontinue the rider is received in Good Order at a Service Office.
Term Insurance Benefit On Life Of Insured Spouse Rider (Decreasing)
The Decreasing Term Insurance Benefit On Life Of Insured Spouse Rider is an optional rider that provides a fixed dollar benefit amount on the life of the insured's spouse, which decreases each Contract Year. Benefit amounts and the term period for the benefit are shown on the Contract data pages. Any Death Benefit proceeds under this Contract will include this amount. You may be able to exchange this benefit for a new contract of life insurance on the life of the insured's spouse, without having to prove insurability.
The benefit will end on the earliest of: (1) the end of the last day of grace if the Contract is in default; (2) the date the Contract is surrendered for its Cash Surrender Value or the paid-up insurance under the benefit, if any, is surrendered; and (3) the first Monthly date on or after the date a request to discontinue the rider is received in Good Order at a Service Office.
REQUIREMENTS FOR ISSUANCE OF A CONTRACT
As of May 1, 1992, we no longer offered these Contracts for sale. Generally, higher minimums are applied to insureds over the age of 75 and lower premiums are applied to insureds 14 years of age or less ("juveniles"). Most contracts were issued on insureds below the age of 81. Generally, for Contracts with an application date before May 14, 1991, the minimum initial guaranteed Death Benefit is $50,000 and $33,333 for juveniles. For Contracts with an application date on and after May 1, 1991, the minimum initial guaranteed Death Benefit is $60,000 and $40,000 for juveniles.
Before issuing any Contract, we required evidence of insurability, which may have included a medical examination. Nonsmokers who met Preferred underwriting requirements were offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. Certain classes of Contracts, for example a Contract issued in connection with a tax‑qualified pension plan, may have been issued on a "guaranteed issue" basis and may have a lower minimum initial Death Benefit than a Contract that was individually underwritten. These are the current underwriting requirements. We reserve the right to change them on a non‑discriminatory basis.
Underwriting Procedures
When you express interest in obtaining a Contract from us, you may apply for coverage through either (1) a long form application or (2) our worksheet process. When using the long form application, a registered representative completes a full application and submits it to us to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, a broker-dealer affiliate of Prudential, or in some cases, a broker-dealer not directly affiliated with Prudential. When using the worksheet process, a registered representative typically collects enough information to start the underwriting process. The remaining information is obtained directly from the proposed insured.
Regardless of the underwriting process followed, once we receive the necessary information, which may include physicians' statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.
Some requests for coverage that registered representatives submit through the worksheet process may qualify for accelerated underwriting. We will use information you provide on your application, information from third party information providers and other information to determine if we will accept the risk without a medical exam, which would otherwise be required. Depending on your circumstances, accelerated underwriting could affect our willingness to accept the risk. Also, this may result in lower or higher Contract costs since the information we collect may be different than what we collect for applications that do not use accelerated underwriting.
Contract Date
There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed. Under certain circumstances, we may allow the Contract to be backdated up to six months for the purpose of lowering the insured's Issue Age, but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract Owners as a lower Issue Age may result in lower current charges.

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PREMIUMS
Scheduled Premiums on the Contract are payable during the insured's lifetime on an annual, semi‑annual, quarterly or monthly basis on due dates set forth in the Contract. If you pay premiums more often than annually, the aggregate annual premium will be higher to compensate us both for the additional processing costs (see CHARGES AND EXPENSES) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract Year. The premium amount depends on the Contract's initial Death Benefit and the insured's age at issue, sex (except where unisex rates apply), and risk classification. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date. If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with our consent.
You may elect to have monthly premiums paid automatically under the “Pru‑Matic Premium Plan” by pre‑authorized transfers from a bank checking account. Currently, Contract Owners selecting the Pru‑Matic Premium Plan on Contracts issued after June 1, 1987 will have reduced current monthly expense charges. See CHARGES AND EXPENSES. You may also be eligible to have monthly premiums paid by pre‑authorized deductions from an employer's payroll.
A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. You may make unscheduled premium payments occasionally or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. We will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher Cash Surrender Values and, at least under Form B, in higher Death Benefits. Conversely, a Scheduled Premium does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse. See LAPSE AND REINSTATEMENT. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions, which would otherwise not be taxable events, may be subject to federal income taxation. See Tax Treatment Of Contract Benefits.
We will generally accept any premium payment of at least $25. We reserve the right to limit unscheduled premiums to a total of $10,000 in any Contract Year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the Death Benefit. The flexibility of premium payments provides Contract Owners with different opportunities under the two Forms of the Contract. Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the Death Benefit. Generally, any future increases in the Contract Fund will be less than under a Form A Contract because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts, which accumulate without current income taxation.
Each Contract sets forth two premium amounts. The initial premium amount is payable on the Contract Date (the date the Contract was issued, as noted in each individual Contract) and on each subsequent due date until the Contract's Anniversary immediately following the insured's 65th birthday (or until the Contract's tenth anniversary, if that is later). The second and higher premium amount set forth in the Contract is payable on and after that anniversary (the “premium change date”). However, if the amount invested under the Contract, net of any excess premiums, is higher than it would have been had only Scheduled Premiums been paid, had maximum Contractual charges been deducted, and had only an average net rate of return of 4% been earned, then the second premium amount will be lower than the maximum amount stated in the Contract. We will tell you what the amount of your second premium will be. Under VAL-84 Contracts, if investment experience has been favorable enough, the Contract may become paid‑up before or by the premium change date. We reserve the right not to accept any further premium payments on a paid‑up Contract. See When a Contract Becomes Paid‑Up.
The Contracts include a premium change date, with Scheduled Premiums potentially increasing after that date to a second premium amount. Thus, you are provided with both the flexibility to pay lower initial Scheduled Premiums and a guarantee of lifetime insurance coverage, if all Scheduled Premiums are paid.
The following table shows, for two Face Amounts, representative initial Preferred rating and Standard rating annual premium amounts under either Form A or Form B Contracts issued on insureds who are not substandard risks:

	$60,000 Face Amount		$100,000 Face Amount
	Preferred	Standard	Preferred	Standard
Male, age 35 at issue	$554.80	$669.40	$902.00	$1,093.00
Female, age 45 at issue	$698.80	$787.60	$1,142.00	$1,290.00
Male, age 55 at issue	$1,556.20	$1,832.20	$2,571.00	$3,031.00
The following table compares annual and monthly premiums for insureds who are in the Preferred rating class. Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 105% to 109% of the annual premium for that Contract.

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	$60,000 Face Amount		$100,000 Face Amount
	Monthly	Annual	Monthly	Annual
Male, age 35 at issue	$50.00	$554.80	$80.00	$902.00
Female, age 45 at issue	$62.60	$698.80	$101.00	$1,142.00
Male, age 55 at issue	$136.40	$1,556.20	$224.00	$2,571.00
You may select a higher contemplated premium than the Scheduled Premium. We will bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher Cash Surrender Values and, at least under Form B, in higher Death Benefits. Under VAL-84 Contracts, such payments may also provide a means of obtaining a paid‑up Contract earlier than if only Scheduled Premiums are paid.
Under VAL-84 Contracts. in some cases the payment of greater than Scheduled Premiums or favorable investment experience may result in the Contract becoming paid‑up so that no further premium payments will be necessary. If this happens, we may refuse to accept any further premium payments. If a Contract becomes paid‑up, the Death Benefit then in force becomes the guaranteed minimum Death Benefit; apart from this guarantee, the Death Benefit and the Cash Surrender Value of the paid‑up Contract will thereafter vary daily to reflect the investment experience of amounts invested under the Contract. VAL-86 Contracts will never become paid‑up. Instead, the Death Benefit will be increased so that it is always at least as great as the Contract Fund divided by the net single premium for the insured's Attained Age at such time. See Types Of Death Benefit - How a Contract's Death Benefit Will Vary. The term “Contract Fund” refers generally to the total amount invested under the Contract and is defined under CHARGES AND EXPENSES. The term “net single premium,” the factor which determines how much the Death Benefit will increase for a given increase in the Contract Fund, is defined and illustrated under item 2 of Types Of Death Benefit - How a Contract's Death Benefit Will Vary. Whenever the Death Benefit is determined in this way, we reserve the right to refuse to accept further premium payments, although in practice the payment of the lesser of two years' Scheduled Premiums or the average of all premiums paid over the last five years will generally be allowed.
The payment of premiums substantially in excess of Scheduled Premiums may cause the Contract to be classified as a Modified Endowment Contract. If this happens, loans and other distributions which otherwise would not be taxable events may be subject to federal income taxation. See Tax Treatment Of Contract Benefits.
Allocation Of Premiums
On the Contract Date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from the initial premium. Then the first monthly charges are deducted. The remainder of the initial premium will be allocated among the Variable Investment Options or the Fixed Rate Option according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, but not earlier than the Contract Date.
After the Contract Date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from each subsequent premium payment. The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office in accordance with the applicable allocation instructions. The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Portfolios of the Variable Investment Option are calculated, which is as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time.) With respect to any premium payment that is not in Good Order, we may temporarily hold the premium in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period.
You may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at a Service Office. Allocation changes may generally be made by mail, phone, fax, or website. Contracts that are jointly owned or assigned generally cannot change premium allocations by phone, fax or website. See Assignment. There is no charge for reallocating future premiums among the investment options. If any portion of a premium is allocated to a particular Variable Investment Option or to the Fixed Rate Option, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33⅓% cannot. Of course, the total allocation to all selected investment options must equal 100%.
Transfers And Restrictions On Transfers
If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts from one Variable Investment Option to another Variable Investment Option, or to the Fixed Rate Option, without charge. Additional transfers may be made with our consent. Currently, we will allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by providing your request to us in Good Order at a Service Office. Transfers may generally be made by mail, phone, fax, or website. Contracts that are jointly owned or assigned generally cannot conduct transfers by phone fax, or website. See Assignment.
After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they bear an original signature in ink, are received in Good Order at a Service Office, and are sent to us by U.S. regular mail. After you have submitted 20

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transfers in a calendar year, a subsequent transfer request by telephone, fax or website will be rejected, even in the event that it is inadvertently processed.
Multiple transfers received during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.
Currently, certain transfers effected systematically under the dollar cost averaging program do not count towards the limit of four transfers per Contract Year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.
Transfers among investment options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers.
We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.
Only one transfer from the Fixed Rate Option will be permitted during each Contract Year and only within 31 days following each Contract Anniversary. The maximum amount that may be transferred out of the Fixed Rate Option each year is currently the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000. Such transfer requests received prior to the Contract Anniversary will take effect on the Contract Anniversary. Transfer requests received within the 31-day period beginning on the Contract Anniversary will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office. We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).
The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for the Variable Investment Option advisers/sub-advisers to manage the Variable Investment Options. Large or frequent transfers may cause the Variable Investment Option to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or we are informed by the Variable Investment Option (e.g., by the Variable Investment Option’s adviser/sub-adviser) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the adviser believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on performance of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner. We will notify you as soon as reasonably possible at the time of a transfer request if we exercise this right.
Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the Fixed Rate Option. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect the Variable Investment Option performance to the disadvantage of other Contract Owners.
In addition, contract owners who own variable life insurance or variable annuity contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same variable investment options available to them, and unfavorable consequences associated with such frequent trading within the variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners.
The Variable Investment Options have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Variable Investment Options describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Variable Investment Options may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Variable Investment Options in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Variable Investment Options (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Variable Investment Options.
The Variable Investment Options may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each Variable Investment Option determines the amount of the short term trading fee and when the fee is imposed. The fee

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is retained by or paid to the Variable Investment Option and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. At present, no Variable Investment Option has adopted a short-term trading fee.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
When a Contract Becomes Paid-Up
Under VAL-84 Contracts, it is possible that favorable investment experience, either alone or with greater than Scheduled Premium payments, will cause the Contract Fund to increase. The Contract Fund may increase to the point where no further premium payments are necessary to provide for the then existing Death Benefit for the remaining life of the insured. If this should occur, we will notify the Contract Owner that no further premium payments are needed. We reserve the right to refuse to accept further premiums after the Contract becomes paid‑up. The purchase of an additional fixed benefit rider may, in some cases, affect the point at which the Contract becomes paid‑up. See RIDERS. VAL-86 Contracts will not become paid‑up.
We guarantee that the Death Benefit of a paid-up Contract then in force will not be reduced by the investment experience of the investment options in which the Contract participates. The Cash Surrender Value of a paid‑up Contract continues to vary daily to reflect investment experience and monthly to reflect continuing mortality charges, but the other monthly deductions will not be made. The Death Benefit of a paid‑up Contract on any day (whether the Contract originally was Form A or Form B) will be equal to the amount of paid‑up insurance that can be purchased with the Contract Fund on that day, but never less than the guaranteed minimum amount.
Contracts issued on insureds of 14 years of age or less include a special provision under which the Face Amount increases automatically to 150% of the initial Face Amount on the Contract Anniversary after the insured reaches the age of 21. If a Contract becomes paid‑up prior to that anniversary, we will, instead of declaring the Contract to be paid-up, increase the Death Benefit by the amount necessary to keep the Contract in force as a premium paying Contract. If this should occur, the increase in the Death Benefit on the Contract Anniversary after the insured reaches the age of 21 will be smaller in dollar amount, than the increase in the Face Amount.
Dollar Cost Averaging
We offer a feature called Dollar Cost Averaging (“DCA”). Upon your request, premiums will be allocated to the portion of the Money Market Subaccount used for this feature (the “DCA account”). Designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market Subaccount and the Fixed Rate Option. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at our discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.
When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment. When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at our discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, generally subject to the limitations on premium payments and transfers. In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.
Each automatic monthly transfer will take effect as of the end of the Valuation Period on the Monthly Date, provided the NYSE is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the Valuation Period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the Valuation Period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract Owner gives notification of a change in allocation or cancellation of the feature. If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market Subaccount. Currently there is no charge for using the DCA feature.
Processing And Valuing Transactions
Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
·    trading on the NYSE is restricted;
·    an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or
·    the SEC, by order, permits the suspension or postponement for the protection of security holders.

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In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
CONTRACT VALUES
How a Contract’s Cash Surrender Value Will Vary
The Cash Surrender Value (taking into account the CDSL and transaction charges, if any) will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at the Service Center. The Contract’s Cash Surrender Value on any date will be the Contract Fund less any CDSL and transaction charges, if any, and less any Contract Debt. The Contract Fund changes daily, reflecting:
(1) increases or decreases in the value of the Variable Investment Options;
(2) interest credited on any amounts allocated to the Fixed Rate Option; and
(3) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.

The Contract Fund also changes to reflect the receipt of premium payments after any charges are deducted which are described under CHARGES AND EXPENSES. Upon request, we will tell you the Cash Surrender Value of your Contract. It is possible that the Cash Surrender Value could decline to zero because of unfavorable investment performance or outstanding Contract Debt, even if you continue to pay Scheduled Premiums when due.
Loans
You may borrow an amount up to the “loan value” of your Contract, using the Contract as the only security for the loan. The loan value is equal to (1) 90% of an amount equal to the portion of the cash value attributable to the Variable Investment Options; plus (2) 100% of an amount equal to the portion of the cash value attributable to the Fixed Rate Option taking into account any prior loans. The minimum loan amount you may borrow at any one time is generally $500, unless the proceeds are used to pay premiums on your Contract. See State Variations in APPENDIX B.
At Contract issue, you may choose one of two interest rate options. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice versa, with our consent.
If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate we determine at the start of each Contract Year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of: (1) the “Published Monthly Average” for the calendar month ending two months before the calendar month of the Contract Anniversary; (2) 5%; and (3) the rate permitted by law in the state of issue of the Contract. The “Published Monthly Average” means Moody's Corporate Bond Yield Average - Monthly Average Corporate, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2023 ranged from 5.02% to 6.20%.
Interest payments on any loan are due at the end of each Contract Year. If interest is not paid when due, it is added to the principal amount of the loan. The Contract Debt is the principal amount of all outstanding loans plus any interest accrued to date. If at any time your Contract Debt exceeds the Contract Fund, we will notify you of its intent to terminate the Contract in 61 days, within which time you may pay enough to keep the Contract in force. If you send us a payment during the grace period and we receive it after a Monthly Date has occurred, we will credit interest to the Contract Fund from the date your Contract went into default to the date we received your payment, and then return to crediting interest on subsequent Monthly Dates.
When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options. The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract.
•While a fixed rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment options.
•While a variable rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with a rate which is less than the variable loan interest rate for the Contract Year by no more than 1%, rather than with the actual rate of return of the applicable investment options. Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract Year. If a loan remains outstanding at a time when we fixed a new rate, the new interest rate applies as of the next Contract Anniversary.
A loan will not affect the amount of the premiums due. If the Death Benefit becomes payable while a loan is outstanding, or should the Contract be surrendered, any Contract Debt will be deducted from the Death Benefit or the Cash Surrender Value otherwise payable.
A loan will have a permanent effect on a Contract's Cash Surrender Value and may have a permanent effect on the Death Benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining in those investment options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan balance while the loan is outstanding, the Contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

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Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest. Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing. If your repayment is received within 21 days of the Contract Anniversary, it will be applied first to the accrued interest, then to capitalized interest, with any remainder applied to the original loan principal. Most repayments received prior to this time period will be applied first to capitalized interest, then to accrued interest, then to the original loan principal.
The amount of a loan repayment that is applied to the principal loan amount is first allocated based on the same proportion in which it was taken from the Fixed Rate Option and Variable Investment Options. The variable portion is then applied proportionately to the applicable Variable Investment Options, based on the balances in those options, at the time of the loan repayment.
If you fail to keep the Contract in force, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Tax Treatment Of Contract Benefits - Pre-Death Distributions.
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.
Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment Of Contract Benefits.
Withdrawals
You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions:
(a)We must receive a request for the withdrawal in Good Order at our Service Office.
(b)The Contract Fund after the withdrawal must not be less than the Tabular Contract Fund for the new Face Amount. (A Table of Tabular Contract Fund is included in the Contract; the values increase with each year the Contract remains in force.)
(c)The amount withdrawn may not be larger than an amount sufficient to reduce the Cash Surrender Value to zero.
(d)The withdrawal amount must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.
(e)The Face Amount after withdrawals must be at least equal to the minimum Face Amount shown in the Contract.
(f)You may make no more than four withdrawals in each Contract Year.

There is an administrative processing fee for each withdrawal in an amount up to $15. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw.
Under a Form A Contract, the Face Amount is reduced by no more than the withdrawal amount. We will not permit a withdrawal if it will result in a new Face Amount of less than the minimum Face Amount shown under List of Contract Minimums in the data pages of your Contract. A withdrawal under a Form A Contract may also result in a reduction in the Contract Fund by the withdrawal amount and by a proportionate amount of any applicable withdrawal charges, based upon the percentage reduction in the Face Amount. Form A Contract Owners who make a withdrawal will be sent replacement Contract pages showing the new Face Amount, Scheduled Premiums, maximum surrender charges, Tabular values, and monthly deductions.
It is important to note that if the Face Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in the Face Amount, you should consult with your tax adviser and your financial professional. See Tax Treatment Of Contract Benefits.
Under a Form B Contract, the Cash Surrender Value and the Contract Fund value are reduced by the amount of the withdrawal, and the Death Benefit is reduced accordingly. Neither the Face Amount nor the amount of Scheduled Premiums will change due to a withdrawal of excess Cash Surrender Value under a Form B Contract. No surrender charges will be assessed for a withdrawal under a Form B Contract. Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default, even if Scheduled Premiums continue to be paid when due. Withdrawal of part of the Cash Surrender Value may have tax consequences. See Tax Treatment Of Contract Benefits.
Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office. See When Proceeds Are Paid.
A Contract returned during the right to cancel period shall be deemed void from the beginning, and not considered a surrender or withdrawal.
Surrender Of a Contract
You may surrender your Contract, in whole or in part, for its Cash Surrender Value while the insured is living. A partial surrender involves splitting the Contract into two Contracts. One Contract is surrendered for its Cash Surrender Value; the other is continued in force on the same terms as the original Contract except that premiums and Cash Surrender Values will be based on the new Face Amount. You will be given a new contract document. The Cash Surrender Value and the guaranteed minimum Death Benefit of the new contract will be proportionately reduced. The reduction is based upon the Face Amount. The Face Amount must be at least equal to the minimum Face Amount applicable to the insured's Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. For reduced paid-up Contracts, both the Death Benefit and the guaranteed minimum Death Benefit will be reduced.
To surrender your Contract, we may require you to deliver or mail the following items, in Good Order, to a Service Office: the Contract, a signed request for surrender, and any tax withholding information required under federal or state law. Generally, we will

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pay your Contract’s Cash Surrender Value within seven days after all the documents required for such a payment are received in Good Order at a Service Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment Of Contract Benefits and Surrender Charge.
Additional requirements exist if you are exchanging your Contract for a new one at another insurance company. Specifically, we require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer. The new insurer should submit these documents directly to us by sending them in Good Order to our Service Office. Generally, we will pay your Contract’s Cash Surrender Value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.
When Proceeds Are Paid
Generally, we will pay any Death Benefit, Cash Surrender Value, loan proceeds or partial withdrawal within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at the office designated to receive that request. However, we may delay payment of proceeds from the Variable Investment Options and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.
We have the right to delay payment of the Cash Surrender Value attributable to: (1) the Fixed Rate Option; and (2) Contracts in force as extended term insurance, for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).
If we do not receive instructions on where to send the Death Benefit within 5 years (or less where required by state law) of the date of death, the funds will be escheated.
LAPSE AND REINSTATEMENT
If Scheduled Premiums are paid on or before each due date or received within 61 days after the Scheduled Premiums are due, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in force even if the investment results of that Contract's Variable Investment Options have been so unfavorable that the Contract Fund has decreased to zero or less.
In addition, even if a Scheduled Premium is not paid, the Contract will remain in force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund on the next Monthly Date. (A Table of Tabular Contract Fund is included in the Contract; the values increase with each year the Contract remains in force.) This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than Scheduled Premiums.
However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in force, the Contract will go into default. Should this happen, we will send the Contract Owner a notice of default setting forth the payment necessary to keep the Contract in force on a premium paying basis. This payment must be received in Good Order at the Payment Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment Of Contract Benefits. We reserve the right to change the requirements to reinstate a lapsed contract.
A Contract that has lapsed may be reinstated within three years from the date of default unless the Contract has been surrendered for its Cash Surrender Value. To reinstate a lapsed contract, we require a written request for reinstatement in Good Order at our Service Office, renewed evidence of insurability, submission of certain payments due under the Contract, and that the Insured is living on the date the Contract is reinstated.
If a Contract does lapse, it may still provide some benefits. Those benefits are described under Options on Lapse, below.
Options on Lapse
If your Contract does lapse, it will still provide some benefits. You can receive the Cash Surrender Value by making a request of us prior to the end of the 61 day grace period. You may also choose one of the two options described below for which no further premiums are payable.
1.Fixed Extended Term Insurance. With two exceptions explained below, if you do not communicate at all with us, life insurance coverage will continue for a length of time that depends on the Cash Surrender Value on the date of default (which reflects the deduction of the CDSL, administrative charges, and Contract Debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the date of default taking into account any Contract Debt on that date. The amount will not change while the insurance stays in force. This benefit is known as extended term insurance. If you request, we will tell you in writing how long the insurance will be in effect. Extended term insurance has a Cash Surrender Value, but no loan value.
Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided. In those cases, variable reduced paid‑up insurance will be the automatic benefit provided on lapse.

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2.Variable Reduced Paid‑Up Insurance. Variable reduced paid‑up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the Cash Surrender Value on the date of default (which reflects the deduction of the CDSL, administrative charges, and Contract Debt, if any), and the age and sex of the insured. This will be a new guaranteed minimum Death Benefit. Aside from this guarantee, the Cash Surrender Value and the amount of insurance will vary with investment performance in the same manner as a paid‑up Contract. See When a Contract Becomes Paid‑Up. Variable reduced paid‑up insurance has a loan privilege identical to that available on premium paying Contracts. See Loans. Acquisition of reduced paid‑up insurance may result in your Contract becoming a Modified Endowment Contract. See Tax Treatment Of Contract Benefits.
As explained above, variable reduced paid‑up insurance is the automatic benefit on lapse for Contracts issued on certain insureds. Owners of other Contracts who want variable reduced paid‑up insurance must ask for it in writing, in a form that meets our needs, within three months of the date of default; it will be available to such Contract Owners only if the initial amount of variable reduced paid‑up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid‑up insurance is the automatic benefit upon lapse.
TAXES
Tax Treatment Of Contract Benefits
This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income tax impact will be in all circumstances. It is based on current tax law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.
Treatment As Life Insurance
The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see the Taxation section in the Statements of Additional Information for the Funds.
We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:
•you will not be taxed on the growth of the Contract Fund unless you receive a distribution from the Contract or if the Contract lapses or is surrendered, and
•the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes.
Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to ensure that the Contract will qualify as life insurance or to comply with applicable federal tax law.
The Contract may not qualify as life insurance under federal tax law after the Insured has attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Contract after the insured reaches age 100.
Pre-Death Distributions
The tax treatment of any distribution you receive before the insured’s death depends on whether or not the Contract is classified as a Modified Endowment Contract.
Contracts Not Classified As Modified Endowment Contracts
•If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service (“IRS”). The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.
•Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.
•Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.
•Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax unless the Contract is surrendered or lapsed.

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Modified Endowment Contracts
•The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the Face Amount is made (or a rider removed). The addition of a rider or an increase in the Face Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in the Face Amount would cause the Contract to become a Modified Endowment Contract and advise you of your options. You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.
• If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured’s death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excluded from income . An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.
•Any taxable income on pre-death distributions (including full surrenders) is subject to a 10% additional tax unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the 10% additional tax provision applies to Contracts owned by businesses.
•All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.
•Changes in the Contract, including changes in death benefits, may require additional testing to determine whether the Contract should be classified as a Modified Endowment Contract.
Investor Control
The tax law limits the amount of control you may have over choosing investments for the Contract. If this “investor control” rule is violated the Contract assets will be considered owned directly by you and lose the favorable tax treatment generally afforded life insurance. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.
Income Tax Withholding
You must affirmatively elect that no income taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to income tax withholding. You are not permitted to elect out of income tax withholding if you do not provide a social security number or other taxpayer identification number, or payment is made outside the United States. You may be subject to penalties under the estimated tax payment rules if your income tax withholding and estimated tax payments are insufficient to cover the income tax due.
Other Tax Considerations
If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. In addition, if you transfer your Contract to a foreign person, we are required to provide an information return regarding the transfer to you and the IRS.
Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.
Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may not be permitted under the tax law.
Business-Owned Life Insurance
If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract Owners generally cannot deduct premium payments. Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on Contract loans for up to 20 key persons. The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.
For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance Death Benefits will continue to be generally income tax free if, prior to contract issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Internal Revenue Code) at the time the contract was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or

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profits) interest in the applicable contract owner. Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.
Sales Of Issued Life Insurance Contracts To Third Parties
If you sell your Contract to a third party who the insured does not have a substantial family, financial or business relationship with (as defined in the Internal Revenue Code and accompanying Treasury Regulations), then the sale may be considered to be a reportable policy sale.
The purchaser of your Contract in a reportable policy sale is required to submit a Form 1099-LS to us, the IRS and the seller. Once received, we are required to report your Cash Surrender Value and cost basis information with respect to the Contract as of the date of the sale to the IRS and the seller. In addition, if a sale is a reportable policy sale, then all or part of the death benefit will be subject to income tax and tax reported by us when paid to the beneficiary.
Tax‑Qualified Pension Plans
You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code. Such Contracts must satisfy the minimum Face Amount requirements outlined in the Contract and can never be less than $10,000. Increases and decreases of the Face Amount may be allowed under the terms of the Contract and must be in minimum increments of $10,000. The monthly charge for anticipated mortality costs and illustrated premium is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity Contracts sold to tax-qualified pension plans. We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan. We reserve the right to restrict the availability of certain riders for Contracts issued in connection with a tax-qualified pension plan. You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.
Company Taxes
Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.
We will pay company income taxes on the taxable corporate earnings created by this Contract from investments in the Separate Account assets. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for taxes, and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or General Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to Contract Owners with investments in Separate Account assets because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Contract.
DISTRIBUTION AND COMPENSATION
Pruco Securities, an indirect wholly owned subsidiary of Prudential Financial, Inc., acts as the principal underwriter of the Contract. Pruco Securities, organized as an LLC on September 22, 2003, under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities’ principal business address is 751 Broad Street, Newark, New Jersey 07102. Pruco Securities serves as principal underwriter of the individual variable insurance Contracts issued by us. The Contract is sold by registered representatives of Pruco Securities who are also our appointed insurance agents under state insurance law. The Contract may also be sold through other broker-dealers authorized by Pruco Securities and applicable law to do so. Registered representatives of such other broker‑dealers may be paid on a different basis. Pruco Securities received gross distribution revenue for its variable life insurance products of $480,489,201 in 2023, $434,967,961 in 2022, and $530,878,935 in 2021. Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $4,084,003 in 2023, $3,890,506 in 2022, and $4,092,005 in 2021.
Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Compensation is based on the Scheduled Premium. The Scheduled Premium will vary by Issue Age, sex, smoker/non smoker, substandard rating class, and any riders selected by the Contract Owner.
Broker-dealers will receive compensation of up to 99% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the first Scheduled Premium, and up to 8% on premiums received up to the next nine Scheduled Premiums. Moreover, broker-dealers will receive compensation of up to 6% on premiums received to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.

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If the Face Amount is increased, broker-dealers will receive compensation of up to 99% on premiums received up to the first Scheduled Premium for the increase received in the first 12 months following the effective date of the increase and up to 8% of premiums received up to the next nine Scheduled Premiums for the increase. Moreover, broker-dealers will receive compensation of up to 6% on premiums received following the effective date of the increase to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.
Registered Representatives affiliated with Pruco Securities who sell the Contract are also appointed by and contracted with Prudential as insurance agents for the sale of the Contract, and are eligible to engage in sales of other variable and non-variable Prudential life insurance and annuity products for which they may also be eligible for compensation, subject to applicable regulatory requirements.
In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing, and administrative and/or other services they provide to us or our affiliates.To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements.
A list of the names of the firms (or their affiliated broker-dealers) that we are aware of (as of December 31, 2023) that received payment or accrued a payment amount with respect to variable product business during 2023 may be found in the statement of additional information. The least amount of cash compensation paid or accrued and the greatest amount paid or accrued during 2023 were $1.79 and $37,370,799.77, respectively.
While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Account. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
In addition, we or our affiliates may provide compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
LEGAL PROCEEDINGS
Pruco Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be material with respect to the Contract Owner’s interest in the Separate Account, nor would any of these proceedings be likely to have a material adverse effect on the Separate Account, Pruco Life’s ability to meet our obligations under the Contracts or Pruco Securities’ ability to perform its obligations with respect to the distribution of the Contracts. For more information, see the financial statements of Pruco Life in the statement of additional information.
FINANCIAL STATEMENTS
Our audited consolidated financial statements are hereby incorporated by reference into the statement of additional information and should be considered only as bearing upon our ability to meet our obligations under the Contract. The Account’s audited financial statements are hereby incorporated by reference into the statement of additional information to this prospectus. .
ADDITIONAL INFORMATION
We have filed a registration statement with the SEC under the Securities Act of 1933 relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.
To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 800-778-2255.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life delivers this prospectus to Contract Owners that reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Contract Owners while outside of the United States.
You may contact us for further information at the address and telephone number inside the front cover of this prospectus. For service or questions about your Contract, please contact our Service Office at the phone number on the back cover, or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.

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APPENDIX A: Funds Available Under the Contract
The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.Prudential.com/eProspectus. You can also request this information at no cost by calling 800-778-2255. Fund prospectuses and other information are also available from a financial intermediary (such as an insurance sales agent or broker-dealer) through which the Contract may be purchased or sold.
The current expense and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Table Of Funds
Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2023
			1 year	5 year	10 year
Specialty	AST Cohen & Steers Realty Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / Cohen & Steers Capital Management, Inc.	1.12%	12.08%	8.79%	8.29%
Global/International	PSF Global Portfolio (Class I) - PGIM Investments LLC / LSV Asset Management; Massachusetts Financial Services Company; PGIM Quantitative Solutions LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC	0.83%	19.59%	11.64%	8.28%
Specialty	PSF Natural Resources Portfolio (Class I) - PGIM Investments LLC / T. Rowe Price Associates, Inc.	0.51%	1.98%	14.19%	1.36%
Balanced	PSF PGIM 50/50 Balanced Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited; PGIM Quantitative Solutions LLC	0.57%	15.45%	8.07%	6.59%
Balanced	PSF PGIM Flexible Managed Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited; PGIM Quantitative Solutions LLC	0.62%	17.93%	9.17%	7.60%
Fixed Income	PSF PGIM Government Income Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income	0.52%	5.10%	0.13%	1.27%
Money Market	PSF PGIM Government Money Market Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income	0.33%	4.87%	1.69%	1.06%
Fixed Income	PSF PGIM High Yield Bond Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited	0.61%	11.82%	5.94%	5.17%
Large-Cap Growth	PSF PGIM Jennison Blend Portfolio (Class I) - PGIM Investments LLC / Jennison Associates LLC	0.46%	32.52%	14.71%	10.52%
Large-Cap Growth	PSF PGIM Jennison Growth Portfolio (Class I) - PGIM Investments LLC / Jennison Associates LLC	0.62%	53.51%	18.27%	14.33%
Large-Cap Value	PSF PGIM Jennison Value Portfolio (Class I) - PGIM Investments LLC / Jennison Associates LLC	0.42%	15.20%	12.10%	7.71%
Fixed Income	PSF PGIM Total Return Bond Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited	0.43%	7.27%	1.75%	2.77%
Small-Cap Blend	PSF Small-Cap Stock Index Portfolio (Class I) - PGIM Investments LLC / PGIM Quantitative Solutions LLC	0.38%	15.74%	10.69%	8.36%
Large-Cap Blend	PSF Stock Index Portfolio (Class I) - PGIM Investments LLC / PGIM Quantitative Solutions LLC	0.29%	25.92%	15.34%	11.73%

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APPENDIX B: State Availability Or Variations Of Certain Features And Riders

State	Feature or Rider	Availability or Variation
CA	Rider For Insured's Accidental Death Benefit	The following condition is deleted: (a) no more than 90 days after the injury.
CA	Living Needs BenefitSM Rider
Not all versions of the Living Needs BenefitSM Rider include the Nursing Home Option.
For Living Needs BenefitSM Riders added to Contracts on or after 12/12/2016, the Terminal Illness Option is available when a Licensed Physician certifies the insured as terminally ill with a life expectancy of 12 months or less.

CO	Suicide Exclusion	Generally, if the insured, whether sane or insane, dies by suicide within one year from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.
CT	Living Needs BenefitSM Rider
Not all versions of the Living Needs BenefitSM Rider include the Nursing Home Option.

Only a partial acceleration of the Death Benefit is allowed. The maximum amount that may be accelerated is 75%. The minimum Death Benefit that must remain under the Contract varies by the version of the Living Needs BenefitSM Rider form.

Certification of Terminal Illness can be performed by a Licensed Physician or Advanced Practice Registered Nurse.

The following sentence is deleted:
“No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.”

CT	Loans	The minimum loan amount you may borrow at any one time is $200, unless the proceeds are used to pay premiums on your Contract.
DC	Living Needs BenefitSM Rider	The Nursing Home Option is not available.
FL	Living Needs BenefitSM Rider	The fee for exercising the rider may be lower than $150. Not all versions of the Living Needs BenefitSM Rider include the Nursing Home Option.
KY	Living Needs BenefitSM Rider
The Living Needs BenefitSM allows you to elect to receive an accelerated payment of all of the Contract's Death Benefit, adjusted to reflect current value. Partial acceleration of the Death Benefit is not allowed.

KY	Variable Loan Rate Option	Not available with VALA-86 or VALB-86.
MA	Living Needs BenefitSM Rider	Not all versions of the Living Needs BenefitSM Rider include the Nursing Home Option.
MA	Unisex Rates	Unisex rates may apply.
MD	Automatic Premium Loan	The Automatic Premium Loan feature is available.
MI	Living Needs BenefitSM Rider	The Nursing Home Option is referred to as “Option A” and the Terminal Illness Option is referred to as “Option B.”
MN	Living Needs BenefitSM Rider	Unless converting from a Contract with an existing rider, the rider is not available for the first Contract Year for insureds 65 and older.
MO	Lapse and Reinstatement	A Contract that has lapsed may be reinstated within five years from the date of default unless the Contract has been surrendered for its Cash Surrender Value.
MT	Unisex Rates	Unisex rates may apply.
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ND	Suicide Exclusion	Generally, if the insured, whether sane or insane, dies by suicide within one year from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.
PA	Rider For Insured's Accidental Death Benefit	The following condition is deleted: (a) no more than 90 days after the injury.
RI	Automatic Premium Loan	The Automatic Premium Loan feature is available.
SC	Loans
If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate we determine on each January 1st and on each July 1st for each Contract Year that starts on or after that January 1st and that July 1st, respectively (instead of at the fixed 5.5% rate).

WA	Living Needs BenefitSM Rider	Not available.
WA	Rider For Insured's Accidental Death Benefit	The following condition is deleted: (a) no more than 90 days after the injury.
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GLOSSARY: Definitions Of Special Terms Used In This Prospectus
Attained Age - The insured’s age on the Contract Date plus the number of Contract Years since then.
Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charges. Also referred to in the Contract as “Net Cash Value.”
Contract - The individual variable life insurance Contract described in this prospectus.
Contract Anniversary - The same date as the Contract Date in each later year.
Contract Date - The date the Contract is issued, as specified in the Contract.
Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.
Contract Fund - The total amount at any time credited to the Contract. On any date, it is equal to the sum of the amounts in all Variable Investment Options and the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.
Contract Owner - You. Unless a different owner is named in the application, the owner of the Contract is the insured.
Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.
Death Benefit - The amount payable upon the death of the insured before the deduction of any outstanding Contract Debt.
Face Amount - The amounts of life insurance as shown in the Contract's schedule of Face Amounts, including any applicable increases.
Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 4%. Also referred to in the Contract as the "fixed account."
Fund/Portfolio - These are terms that may be used interchangeably and represent the underlying investments held in the Account.
Good Order - An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.
Internal Revenue Code - The Internal Revenue Code of 1986, as amended from time-to-time and the regulations promulgated thereunder.
Issue Age - The insured's age as of the Contract Date.
Licensed Physician - A physician (as defined in section 1861(r)(1) of the Social Security Act). The Licensed Physician must be acting within the scope of his/her license when providing a certification that the insured is either terminally ill or has been confined to an eligible nursing home. May not be the insured, the Contract Owner, or a family member of the insured or Contract Owner.
Monthly Date - The Contract Date and the same date in each subsequent month.
Payment Office - The office at which we process premium payments, loan payments, and payments to bring your
Contract out of default. Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office.  For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office. Where this prospectus refers to the day when we receive a premium payment, loan payment or a payment to bring your Contract out of default, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Payment Office. There are two main exceptions: if the item is received at our Payment Office (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Pruco Life Insurance Company - Pruco Life, us, we, our. The company offering the Contract.
Scheduled Premiums - The amounts set forth in your Contract which is payable annually, semi-annually, quarterly or monthly. If you make this payment on time, it may prevent your policy from lapsing due to unfavorable investment experience.
Separate Account - Amounts under the Contract that are allocated to the Funds held by us in a Separate Account called the Pruco Life Variable Appreciable Account (the "Account" or the "Registrant"). The Separate Account is set apart from all our general assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life conducts.
Service Office - The office at which we process allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests. Correspondence with our Service Office should be sent to P.O. Box 7390, Philadelphia, Pennsylvania 19176.  Your correspondence will be picked up at this address and then delivered to our Service Office.  For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office. Where this prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Service Office or via the appropriate telephone number, fax number, or website if the item is a type we accept by those means. There are two main exceptions: if the request is received (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Subaccount - An investment division of the Account, the assets of which are invested in the shares of the corresponding Portfolio of the Fund.
Tabular Contract Fund - a guideline representing the amount that would be in the Contract Fund if all Scheduled Premiums are paid on their due dates, there are no unscheduled premiums paid, there are no withdrawals, the investment options you have chosen earn exactly a uniform rate of return of 4% per year, and we have deducted the maximum mortality, sales load and expense charges.
Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Variable
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GLOSSARY                                              TABLE OF CONTENTS
Investment Options are calculated, which would be as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time.)
Variable Investment Options – The investment options of the Account. When you choose a Variable Investment Option, we purchase shares of the Fund that corresponds to that option. We hold these shares in the Account.
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GLOSSARY                                              TABLE OF CONTENTS
To Learn More About Variable Appreciable Life®

The statement of additional information ("SAI") is legally a part of this prospectus, both of which are filed with the SEC under the Securities Act of 1933, Registration No. 002-89558. The SAI contains additional information about the Prudential Variable Appreciable Account.
The SEC maintains a website (http://www.SEC.gov) that contains the Variable Appreciable Life® SAI, material incorporated by reference, and other information about us. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicInfo@SEC.gov.
You can call us at 800-778-2255 to ask us questions, request information about the Contract, and obtain copies of the SAI or other documents without charge. You can also view the SAI located with the prospectus at www.Prudential.com/eProspectus, or request a copy by writing to us at:
Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

EDGAR Class/Contract Identifier: C000001883
Investment Company Act of 1940, Registration No. 811-03971

STATEMENT OF ADDITIONAL INFORMATION
The date of this statement of additional information and of the related prospectus is May 1, 2024.
Pruco Life Variable Appreciable Account (the "Account")
Pruco Life Insurance Company

Variable Appreciable Life®
VARIABLE LIFE INSURANCE CONTRACTS
This statement of additional information is not a prospectus. Please review the Variable Appreciable Life® prospectus (the “prospectus”), which contains information concerning the Variable Appreciable Life® Contracts. You may obtain a copy of the prospectus without charge by calling us at 800-778-2255. You can also view the statement of additional information located with the prospectus at www.Prudential.com/eProspectus, or request a copy by writing to us.
The defined terms used in this statement of additional information are as defined in the prospectus.
Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

GENERAL INFORMATION AND HISTORY
Description Of Pruco Life Insurance Company
Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company founded on December 23, 1971 under the laws of the state of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.
Control Of Pruco Life Insurance Company
Pruco Life is a wholly owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a stock life insurance company founded on October 13, 1875, under the laws of the state of New Jersey. Prudential is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. The principal Executive Office of each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.
Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) is a wholly owned subsidiary of Pruco Life. Pruco Life and Pruco Life of New Jersey’s principal Executive Office is 213 Washington Street, Newark, New Jersey 07102.
As Pruco Life’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the Contract.
State Regulation
Pruco Life is subject to regulation and supervision by the Department of Insurance of the state of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.
Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.
In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.
Records
We maintain all records and accounts relating to the Account at our principal executive office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.
Services And Third Party Administration Agreements
Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life has reimbursed Prudential $167,883,280 in 2023, $166,342,046 in 2022, and $150,352,890 in 2021, of which the life business accounted for $62,045,805, $57,245,843, and $75,479,078, respectively.
Our individual life reinsurance treaties covering Pruco Life Variable Appreciable Life® Insurance Contracts provide for the reinsurance of a portion of the related mortality risk on a yearly renewable term basis to its affiliate, Prudential.  Pruco Life retains any such mortality risk that is not ceded under these treaties.
On May 10, 2023, Fidelity Information Services (“FIS”) became a billing and payment services provider for Prudential, Pruco Life, and Pruco Life of New Jersey. FIS received $1,138,278 in 2023 from Prudential for services rendered. The principal business address of FIS is 601 Riverside Avenue, Jacksonville, Florida 32204.
Under a previous agreement TransCentra, Inc. ("TransCentra") was a billing and payment services provider for Prudential, Pruco Life, and Pruco Life of New Jersey. TransCentra received $345,904 in 2023, $916,094 in 2022, and $983,150 in 2021 from Prudential for services rendered. TransCentra's principal business address is 4855 Peachtree Industrial Blvd, Suite 245, Norcross, GA 30092.
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TransCentra no longer provides the remittance processing services for Prudential, Pruco Life, and Pruco Life of New Jersey, or any of its affiliates.
Cyber Security And Business Continuity Risks
With the increasing use of technology and computer systems in general and, in particular, the internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact us and our Contract Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to us. Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS
Legal Considerations Relating To Sex-Distinct Premiums And Benefits
The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.
Sales to Persons 14 Years Of Age Or Younger
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Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the Face Amount of insurance will automatically be increased on the Contract Anniversary after the insured's 21st birthday to 150% of the initial Face Amount, so long as the Contract is not then in default. The Death Benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. This increase in Death Benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. The automatic increase in the Face Amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. A Contract Owner should consult with a Pruco Life representative before making unscheduled premium payments.
Right To Exchange a Contract For a Fixed-Benefit Insurance Policy
The only right to exchange the Contract for a fixed-benefit contract is provided by allowing Contract Owners to transfer their entire Contract Fund to the Fixed Rate Option at any time within two years of any increase in Face Amount with respect to the amount of the increase. This is done without regard to the otherwise applicable limit of four transfers per year. This conversion right will also be provided if The Prudential Series Fund (the "Series Fund") or one of its Portfolios has a material change in its investment policy.
Reports To Contract Owners
Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.
You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the Portfolios and the investments held in each Portfolio.
We also make available annual and semi-annual reports of the Funds showing the financial condition of the Funds and the investments held in each Fund. The most recent annual and semi-annual reports are available at www.Prudential.com/eProspectus or by calling 800-778-2255.
ADDITIONAL INFORMATION ABOUT CHARGES
Underwriting Procedures
When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our worksheet process. When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, a broker-dealer affiliate of Prudential, or in some cases, a broker-dealer not directly affiliated with Prudential.
When using the worksheet process, a registered representative typically collects enough applicant information to start the underwriting process. The representative will submit the information to Prudential to begin processing, which includes contacting the proposed insured to provide additional information online or over the phone.
Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.
ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT
When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, withdrawals, or surrenders, make any transfers among the investment options, or change the way in which subsequent premiums are allocated.
DISTRIBUTION AND COMPENSATION
In an effort to promote the sale of our variable products (which may include the placement of our contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell contracts, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates.
To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers
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within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements.
Pruco Life makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
A list below provides the names of the firms (or their affiliated broker-dealers) that we are aware of (as of December 31, 2023) that received payment or accrued a payment amount with respect to variable product business during 2023. The least amount of cash compensation paid or accrued and the greatest amount paid or accrued during 2023 were $1.79 and $37,370,799.77, respectively.
Name of Firms:
AAG CAPITAL INC, ACP INVESTMENTS LLC, AEGIS CAPITAL CORPORATION, AFS SECURITIES LLC, AGENCY SERVICES OF AR INC, AGP - ALLIANCE GLOBAL PARTNERS, ALLSTATE FINANCIAL SERVICES LLC, AMERIAN GENERAL INS AGCY INC, AMERICAN EQUITY INVESTMENT CORPORATION, AMERICAN EXPRESS INS AGENCY OF MA INC, AMERICAN EXPRESS INS AGENCY OF TX, AMERICAN INDEPENDENT SECURITIES GROUP LLC, AMERICAN INVESTORS CO, AMERICAN PORTFOLIOS, AMERICAN TRUST INVESTMENT SERVICES INC, AMERIPRISE FINANCIAL CENTER, AMERITAS INVESTMENT COMPANY LLC, AON CONSULTING INC, APW CAPITAL INC, APW CAPITAL INC, ARETE INSURANCE AGENCY LLC, ARKADIOS CAPITAL LLC, ARLINGTON SECURITIES INC, ARVEST INSURANCE INC, AUSDAL FINANCIAL PARTNERS INC, AVANTAX INSURANCE SERVICES INC, AVANTAX INSURANCE SERVICES INC, AVANTAX INSURANCE SERVICES INC, AVISEN WEALTH MANAGEMENT INC, AXA ADVISORS LLC, AYCO SERVICES AGENCY LP, AYCO SERVICES INS AGCY INC (K OSTER), B RILEY WEALTH MANAGEMENT INC, BAIRD INS SERVICES INC, BAIRD INS SERVICES INC, BANCWEST INVESTMENT SERVICES INC, BCG SECURITIES INC, BENCHMARK INVESTMENTS LLC, BENEFIT FUNDING SERVICES LLC, BENJAMIN F EDWARDS & COMPANY INC, BERTHEL FISHER & CO FIN SVCS INC, BERTHEL FISHER & CO FIN SVCS INC, BOK FINANCIAL SECURITIES INC,BRIGHTON SECURITIES CORP, BROKERS INTERNATIONAL FINANCIAL SERVICES, BROOKLIGHT PLACE SECURITIES INC, BUCKMAN CAPITAL LLC, CABOT LODGE SECURITIES LLC, CADARET GRANT & CO INC, CALTON & ASSOCIATES INC, CAMBRIDGE INVESTMENT RESEARCH INC, CAMBRIDGE INVESTMENT RESEARCH INC, CANTELLA INSURANCE AGENCY INC, CAPEFINANCIAL SECURITIES LLC, CAPITAL INVESTMENT GROUP INC, CAPITAL SYNERGY PARTNERS INC, CBIZ BENEFITS & INS SVS INC, CC SERVICES INC, CENTAURUS FINANCIAL INC, CENTAURUS TEXAS INC, CENTER STREET SECURITIES INC, CES INSURANCE AGENCY INC, CES INSURANCE AGENCY INC, CETERA ADVISOR NETWORKS INSURANCE SERVICES LLC, CETERA ADVISOR NETWORKS INSURANCE SERVICES LLC, CETERA ADVISORS INSURANCE SERVICES LLC, CETERA ADVISORS LLC, CETERA FINANCIAL SPECIALIST LLC, CETERA INVESTMENT SERVICES LLC, CFD INVESTMENTS INC, CHAPIN DAVIS INSURANCE INC, CHASE INSURANCE AGENCY, CIG RISK MANAGEMENT INC, CITIGROUP LIFE AGENCY LLC, CITIZENS SECURITIES INC, COASTAL EQUITIES INSURANCE AGENCY, COMERICA INSURANCE SERVICES INC, CONCORDE INSURANCE AGENCY INC, CONCOURSE FINANCIAL GROUP SECURITIES, COORDINATED CAPITAL SECURITIES, CPS FINANCIAL & INSURANCE SERVICES INC, CREATIVEONE SECURITIES LLC, CROWN CAPITAL INS AGENCY OF NV INC, CROWN CAPITAL SECURITIES LP, CROWN CAPITAL SECURITIES LP, CRUMP LIFE INS SERVICES LLC, CSFG INSURANCE AGENCY INC, CUTTER & COMPANY BROKERAGE INC, D A DAVIDSON AND COMPANY INC, DAI SECURITIES, LLC, DELTA FINANCIAL INSURANCE BROKERAGE CORP, DEMPSEY FIN NETWORK INC, DEMPSEY LORD SMITH LLC, DFPG INVESTMENTS INC, DMK ADVISOR GROUP INC, EDUCATORS FINANCIAL SERVICES INC, EDWARD D JONES & CO LP, EDWARD JONES INS AGCY OF CA LLC, EDWARD JONES INS AGCY OF MA LLC, EDWARD JONES INS AGCY OF NM LLC, EF LEGACY SECURITIES LLC, ENTERPRISE GENERAL INS AGENCY INC, ENTERPRISE SECURITIES COMPANY, EQUITABLE ADVISORS LLC,EQUITY SERVICES INC, ESTATE INSURANCE SERVICES LTD, EXCEL SECURITIES AND ASSOC INC, EXECUTIVE INS AGENCY INC, FBL MARKETING SERVICES LLC, FBL MARKETING SERVICES LLC, FIFTH THIRD INSURANCE AGENCY INC, FIFTH THIRD SECURITIES INC, FINANCIAL INDEPENDENCE GROUP, FINANCIAL TELESIS INC, FIRST CITIZENS INVESTOR SERVICES INC, FIRST HEARTLAND CAPITAL INC, FIRST PALLADIUM LLC, FIRST REPUBLIC SECURITIES COMPANY LLC, FMN CAPITAL CORPORATION, FNBB CAPITAL MARKETS LLC, FORTUNE FINANCIAL SERVICES INC, FORTUNE SECURITIES INC, FOUNDERS FINANCIAL SECURITIES LLC, FSC AGENCY INC, G A REPPLE AND COMPANY, GENEOS WEALTH MANAGEMENT INC, GENERAL SECURITIES CORP, GIRARD INVESTMENT SERVICES LLC, GLOBALINK SECURITIES INC, GRADIENT SECURITIES LLC, GRB FINANCIAL LLC, GROVE POINT INVESTMENTS LLC, GWN SECURITIES INC, H&R BLOCK FINANCIAL ADVISORS INC, HALLIDAY FINANCIAL LLC, HANSON MCCLAIN RETIREMENT NETWORK LLC, HANTZ AGENCY LLC, HANTZ AGENCY LLC, HANTZ FINANCIAL SERVICES INC, HARBOR INVESTMENT ADVISORY LLC, HARBOUR INVESTMENTS INC, HAZLETT BURT AND WATSON INC, HERBERT J SIMS CAPITAL MANAGEMENT, HIGHTOWER SECURITIES LLC, HILLTOP SECURITIES INC, HILLTOP SECURITIES INSURANCE AGENCY INC, HOOPOE CAPITAL MARKETS LLC, HORAN SECURITIES INC, HORNOR TOWNSEND & KENT, HSBC INSURANCE AGENCY USA INC, HSBC SECURITIES USA INC, HUNTER ASSOCIATES INVESTMENT MANAGEMENT LLC, HUNTINGTON INVESTMENT COMPANY, HUNTLEIGH SECURITIES, HWG INS AGENCY INC, IBN FINANCIAL SERVICES INC, IDB CAPITAL CORP, IFP INSURANCE GROUP LLC, IMS SECURITIES INC, INDEPENDENCE CAPITAL AGENCY, INDEPENDENT FINANCIAL GROUP INC, INFINEX INVESTMENTS INC, INNOVATION PARTNERS LLC, INSIGHT SECURITIES INC, INTERCONTINENTAL AGENCY LLC, INTERLINK SECURITIES CORP, INTERNATIONAL ASSETS ADVISORY LLC, INTERSECURITIES INSURANCE AGENCY, INTERVEST INTERNATIONAL EQUITIES CORPORATION, INTERVEST INTERNAT'L EQUITIES CORP, INVERNESS SECURITIES LLC, INVESTMENT CENTER INC, INVESTMENT PLANNERS INC, INVESTMENT SALES CORP, INVICTA CAPITAL LLC, J ALDEN ASSOCIATES INC, J.K. FINANCIAL SERVICES, INC., JANNEY MONTGOMERY SCOTT LLC, JEFFREY MATTHEWS FINANCIAL GROUP LLC, JP MORGAN SECURITIES LLC, JW COLE FINANCIAL INC, JW COLE FINANCIAL INC, KCD FINANCIAL, KESTRA INVESTMENT SERVICES LLC, KESTRA INVESTMENT SERVICES LLC, KEY INVESTMENT
4

SERVICES LLC, KFG ENTERPRISES INC, KINGSWOOD CAPITAL PARTNERS LLC, KOVACK SECURITIES INC, L M KOHN & CO, LAIDLAW AND COMPANY UK LTD, LARSON FINANCIAL GROUP LLC, LASALLE ST SECURITIES LLC, LEADERS GROUP INC., LEBENTHAL FINANCIAL SERVICES INC, LEVEL FOUR FINANCIAL LLC, LFA LIMITED LIABILITY COMPANY, LIBRA INSURANCE PARTNERS LLC, LIFEMARK SECURITIES CORP, LINCOLN FIN ADVISORS CORP, LINCOLN FINANCIAL SEC CORP, LINCOLN INVESTMENT PLANNING LLC, LINCOLN NATIONAL INS ASSOC INC, LINSCO PRIVATE LEDGER INS ASSOC INC, LION STREET FINANCIAL LLC, LOCKTON FINANCIAL ADVISORS LLC, LOMBARD INTERNATIONAL BROKERS INC, LPA INSURANCE AGENCY INC, LPL FINANCIAL CORP, M FINANCIAL SECURITIES MARKETING INC, M HOLDINGS SECURITES INC,M.S. HOWELLS & CO, MADISON AVENUE SECURITIES, MARINER INSURANCE RESOURCES LLC, MB SCHOEN & ASSOCIATES INC, MCDONALD PARTNERS LLC, MERCER HEALTH & BENEFITS ADMINISTRATION, MERRILL LYNCH LIFE AGCY INC, MERRILL LYNCH LIFE AGCY INC, MID-CONTINENT SECURITIES LTD, MMA SECURITIES LLC, MMC SECURITIES LLC, MML INS AGCY INC, MML INS AGCY INC, MODERN CAPITAL SECURITIES INC, MOLONEY SECURITIES CO INC, MONEY CONCEPTS CAPITAL, MOORS & CABOT INC, MORGAN STANLEY DEAN WITTER INS SVCS INC, MSC OF TX INC, MUTUAL OF OMAHA MARKETING CORP, MUTUAL SECURITIES INC, MUTUAL TRUST CO OF AMERICA SECURITIES, MWA FINANCIAL SERVICES INC, MWAGIA INC, NATIONS FINANCIAL GROUP INC, NAVY FEDERAL INVESTMENT SERVICES LLC, NEW PENFACS INS AGENCY INC, NEWBRIDGE SECURITIES CORPORATION, NEWPORT GROUP SEC INC, NEXT FINANCIAL GROUP, NEXT FINANCIAL GROUP, NEXT FINANCIAL INSURANCE SERVICES, NI ADVISORS INC, NORTHLAND SECURITIES INC, NORTHWESTERN MUTUAL INVEST SVCS, NPA INSURANCE AGENCY INC, NPB FINANCIAL GROUP LLC, NW MUTUAL INVESTMENT SERVICES, NY LIFE SECURITIES, NYLIFE INSURANCE AGENCY INC, O N EQUITY SALES COMPANY, OAK RIDGE FINANCIAL SERVICES GROUP THE, OBERLIN FINANCIAL INTERNATIONAL LLC, OFG FINANCIAL SERVICES INC, OHIO NATIONAL INS AGENCY INC, OHIO NATIONAL INS AGENCY INC, ONEAMERICA SECURITIES INC, OPPENHEIMER & CO INC, OSAIC INSTITUTIONS INC, OSAIC WEALTH INC, PACKERLAND BROKERAGE SERVICES, PARK AVENUE SECURITIES, PARKLAND SECURITIES LLC, PEAK BROKERAGE SERVICES LLC, PENSIONMARK SECURITIES LLC, PHX FINANCIAL INC, PINNACLE INVESTMENTS LLC, PJ ROBB VARIABLE CORP, PLANMEMBER SECURITIES CORPORATION, PLUS AGENCY LLC, PNC INSURANCE SERVICES, PREFERRED MARKETING SERVICES INC, PRINCIPAL SECURITIES INC, PRIVATE CLIENT SERVICES LLC, PRIVATE LEDGER INS AGCY OF OH INC (P CALFEE), PROSPERA LIFE & ANNUITY SERVICES INC, PRUDENTIAL DIRECT INC, PRUDENTIAL INSURANCE AGENCY LLC, PURSHE KAPLAN STERLING INS, RAYMOND JAMES & ASSOCIATES INC, RAYMOND JAMES & ASSOCIATES INC, RAYMOND JAMES & ASSOCIATES INC, RBC CAPITAL MARKETS CORP, REGULUS FINANCIAL GROUP LLC, REHMANN INSURANCE GROUP LLC, ROBERT SHOR INSURANCE ASSOCIATES INC, ROCKEFELLER CAPITAL MANAGEMENT INS SERVICES LLC, ROYAL ALLIANCE ASSOCIATES INC, ROYAL ALLIANCE ASSOCIATES INC, ROYAL ALLIANCE INS AGCY OF MA INC, S B H U LIFE AGENCY INC, SA STONE WEALTH MANAGEMENT INC, SAGEPOINT FINANCIAL, SAN BLAS SECURITIES LLC, SANCTUARY SECURITIES INC, SAXONY INSURANCE AGENCY LLC, SAYBRUS EQUITY SERVICES INC, SBS INSURANCE AGENCY OF LA INC, SCF SECURITIES INC, SECURIAN FINANCIAL SERVICES INC, SECURITIES AMERICA INC, SFA INSURANCE SERVICES INC, SIGMA FINANCIAL CORP, SIGNAL SECURITIES INC, SIGNATURE ESTATE SECURITIES INC, SII INVESTMENTS IN, SIMPLICITY FINANCIAL INVESTMENT SERVICES, SMITH BROWN & GROOVER INC, SMITH MOORE AND CO, SNOWDEN INSURANCE SERVICES LLC, SORRENTO PACIFIC FINANCIAL LLC, SOUTHERN WEALTH SECURITIES LLC, SOUTHWEST FINANCIAL INS AGY INC, SOUTHWEST INSURANCE AGENCY INC, SPIRE INSURANCE AGENCY LLC, ST BERNARD FINANCIAL SERVICES INC, STANLEY LAMAN GROUP SECURITIES LLC, STEPHENS INSURANCE LLC, STEWARD PARTNERS GLOBAL ADVISORY LLC, STEWARD PARTNERS INVESTMENT SOLUTIONS LLC, STIFEL NICHOLAUS & CO INC, STIFEL NICHOLAUS & CO INC, STIFEL NICHOLAUS & CO INC, SUMMIT BROKERAGE SERVICES, SYNDICATED CAPITAL INC, SYNOVUS SECURITIES INC, TBS AGENCY OF TEXAS INC, TBS AGENCY, INC., TFS SECURITIES INC, THE LEADERS GROUP, THE LEADERS GROUP INC, THOROUGHBRED FINANCIAL SERVICES LLC, THRIVENT INSURANCE AGENCY INC, THURSTON SPRINGER MILLER HERD & TITAK INC, TRANSAMERICA FINANCIAL ADVISORS, TRIAD ADVISORS INC, TRIAD ADVISORS INC, TRUIST INVESTMENT SERVICES INC, TRUSTMONT FINANCIAL GROUP INC, U S BANCORP INVESTMENTS INC, UBS FINANCIAL SERVICES, UBS FINANCIAL SERVICES, UMB INSURANCE INC, UNIONBANC INVESTMENT SERVICES LLC, UNIONBANC INVESTMENT SERVICES LLC, UNITED BROKERAGE SERVICES INC, UNITED PLANNERS FINANCIAL, UNITED PLANNERS FINANCIAL, US BANCORP INSURANCE SERVICES LLC, USA FINANCIAL SECURITIES CORP, VALMARK SECURITES INC, VANDERBILT SECURITIES LLC, VARIABLE CONTRACT AGENCY LLC, VOYA FINANCIAL ADVISORS INC, WEALTH MANAGEMENT RESOURCES INC, WEH INSURANCE AGENCY INC, WELLS FARGO ADVISORS CALIFORNIA INS AGENCY LLC, WELLS FARGO ADVISORS FINANCIAL, WELLS FARGO ADVISORS FINANCIAL, WELLS FARGO ADVISORS FINANCIAL, WELLS FARGO ADVISORS FINANCIAL, WENTWORTH FINANCIAL PARTNERS LLC, WESBANCO SECURITIES INC, WESTERN EQUITY GROUP INC, WESTERN INTERNATIONAL SECURITIES INC, WINTRUST INVESTMENTS LLC, WJ LYNCH INS AGENCY, WOODBURY FIN SERVICES INC, WORLD EQUITY GROUP, WORLD FINANCIAL GROUP INS AGCY INC, WORLD FINANCIAL GRP INS AGENCY OF MA INC, WORTH FINANCIAL GROUP INC
Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
EXPERTS
The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2023 and 2022 and for each of the three years in the period ended December 31, 2023 and the financial statements of each of the subaccounts of Pruco Life Variable Appreciable Account as of the dates presented and for each of the periods indicated therein incorporated in this statement of additional information by reference to the filed Form N-VPFS dated April 16, 2024 have been so incorporated in
5

reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Actuarial matters included in this statement of additional information have been examined by Brian Peterfreund, FSA, MAAA, Vice President and Actuary of Prudential.
FINANCIAL STATEMENTS
The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life Insurance Company and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.
The financial statements of the Pruco Life Variable Appreciable Account and of Pruco Life Insurance Company are hereby incorporated by reference to Form N-VPFS dated April 16, 2024.
6

OTHER INFORMATION

Item 30. Exhibits

Exhibit Number Description Of Exhibit

(a)	Board of Directors Resolution:
	(i)	Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Appreciable Account. (Note 4)

(b)	Custodian Agreements:
Not applicable.

(c)	Underwriting Contracts:
	(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company. (Note 6)
	(ii)	Selling Agreement used from 11-2008. (Note 5)
	(iii)	Selling Agreement used from 1-2008 to 11-2008. (Note 5)
	(iv)	Selling Agreement used from 11-2007 to 1-2008. (Note 5)
	(v)	Selling Agreement used from 12-2006 to 11-2007. (Note 5)
	(vi)	Selling Agreement used from 11-2005 to 12-2006. (Note 5)
	(vii)	Selling Agreement used from 9-2003 to 11-2005. (Note 5)
	(viii)	Selling Agreement used from 3-1999 to 9-2003. (Note 5)

(d)	Contracts:
For use with VALA-86 and VALB-86:
	(i)	Variable Appreciable Life Insurance Contract with Fixed death benefit VALA--86. (Note 16)
	(ii)	Variable Appreciable Life Insurance Contract with variable death benefit - VALB--86. (Note 16)
	(iii)	Applicant's Waiver of Premium Benefit - AL 150 A (Note 16)
	(iv)	Appreciable Plus Rider - AL 500 A (Note 16)
	(v)	Automatic Premium Loan (MD & RI Only) - PLI 114-84 (Note 16)
	(vi)	Decreasing Term Insurance Benefit on Life of Insured - AL 130 A (Note 16)
	(vii)	Decreasing Term Insurance Benefit on Life of Insured Spouse - AL 180 A (Note 16)
	(viii)	Exclusion of Aviation Risk - PLI 228-86 (Note 16)
	(ix)	Exclusion of Military Aviation Risk - PLI 233-86 (Note 16)
	(x)	Insured’s Waiver of Premium Benefit - AL 100 A (Note 16)
	(xi)	Insured's Accidental Death Benefit - AL 110 A (Note 16)
	(xii)	Interim Term Insurance Benefit - AL 160 A (Note 16)
	(xiii)	Lack of Evidence of Insurability on a Child - PLI 75-82 (Note 16)
	(xiv)	Level Term Insurance Benefit on Dependent Children - AL 182 A (Note 16)
	(xv)	Level Term Insurance Benefit on Dependent Children (carry over rider from one policy to another ("CLT rider") - AL 184 A (Note 16)
	(xvi)	Level Term Insurance Benefit on Dependent Children (prior contract converted and rider added for first time) ("CLT rider") - AL 185 A (Note 16)
	(xvii)	Level Term Insurance Benefit on Life of Insured (10 & 20 yrs) - AL 131 A (Note 16)
	(xviii)	Living Needs Benefit Rider - ORD 87241-90-P (Note 16)
	(xix)	Modification of Incontestability and Suicide Provisions - PLI 76-82 (Note 16)
	(xx)	Modifying Waiver of Premium Benefit - PLI 77-82 (Note 16)
	(xxi)	Option to Purchase Additional Insurance on Life of Insured - AL 140 A (Note 16)

	(xxii)	Supplementary Monthly Renewable Non-Convertible One Month Term Insurance
	(i)	for use with fixed death benefit Contract - VALA 500 (Note 16)
	(ii)	for use with variable death benefit Contract - VALB 500 (Note 16)
	(xxiii)	Term Insurance Benefit on Life of Insured Spouse-Decreasing Amount After Three Years - AL 181 A (Note 16)
	(xxiv)	Term Insurance Benefit on Life of Insured—Decreasing Amount After Three Years - AL 136 A (Note 16)
	(xxv)	Terminate a Supplementary Benefit - PLI 78-82 (Note 16)
	(xxvi)	Endorsement for Contracts issued in connection with tax-qualified pension plans - PLI 251-86 (Note 16)
	(xxvii)	Endorsement for Conversion of a Dependent Child - PLI 83-82 (Note 16)
	(xxviii)	Endorsement for Conversion of Level Term Insurance Benefit on a Child - PLI 85-82 (Note 16)

For use with VALA-84 and VALB-84:
	(xxix)	Variable Appreciable Life Insurance Contract with fixed Death Benefit. - VALA--84 (Note 16)
	(xxx)	Variable Appreciable Life Insurance Contract with Variable Death Benefit - VALB--84. (Note 16)
	(xxxi)	Applicant's Waiver of Premium Benefit AL 150 (Note 16)
	(xxxii)	Appreciable Plus Rider AL 500A (Note 16)
	(xxxiii)	Automatic Premium Loan (MD & RI Only) PLI 114-84 (Note 16)
	(xxxiv)	Certification guaranteeing Right to Convert for use in Virginia PLI 73-82 (Note 16)
	(xxxv)	Covering lack of Evidence of Insurability on a Child PLI 75-82 (Note 16)
	(xxxvi)	Decreasing Term Insurance Benefit on Life of Insured AL 130 (Note 16)
	(xxxvii)	Decreasing Term Insurance Benefit on Life of Insured Spouse AL 180 - (Note 16)
	(xxxviii)	Election of Variable Reduced Paid-up Insurance PLI 121-84 (Note 16)
	(xxxix)	Exclusion for War Risk PLI 124-84 (Note 16)
	(xl)	Exclusion of Aviation Risk PLI 122-84 (Note 16)
	(xli)	Exclusion of Military Aviation Risk PLI 123-84 (Note 16)
	(xlii)	Insured’s Waiver of Premium Benefit AL 100 (Note 16)
	(xliv)	Insured's Accidental Death Benefit AL 110 (Note 16)
	(xlv)	Interim Term Insurance Benefit AL 160 (Note 16)
	(xlvi)	Level Term Insurance Benefit on Dependent Children (carry over rider from one policy to another ("CLT rider") AL 184 (Note 16)
	(xlvii)	Level Term Insurance Benefit on Dependent Children (prior contract converted and rider added for first time) ("CLT rider") AL 185 (Note 16)
	(xlviii)	Level Term Insurance Benefit on Dependent Children AL 182 (Note 16)
	(xlix)	Level Term Insurance Benefit on Life of Insured (10 & 20 yrs) AL 131 (Note 16)
	(l)	Living Needs Benefit Riders- ORD 87241-90-P (Note 16)
	(li)	Modification of Incontestability and Suicide Provisions PLI 76-82 (Note 16)
	(lii)	Modifying Waiver of Premium Benefit PLI 77-82 (Note 16)
	(liii)	Option to Purchase Additional Insurance on Life of Insured AL 140 (Note 16)
	(liv)	Supplementary Monthly Renewable Non-Convertible One Month Term Insurance
	(i)	for use with fixed death benefit Contract - VALA 500 (Note 16)
	(ii)	for use with variable death benefit Contract - VALB 500 (Note 16)
	(lv)	Term Insurance Benefit on Life of Insured Spouse-Decreasing Amount After Three Years AL 181 (Note 16)
	(lvi)	Term Insurance Benefit on Life of Insured—Decreasing Amount After Three Years AL 136 (Note 16)
	(lvii)	Terminate a Supplementary Benefit - PLI 78-82 (Note 16)
	(lviii)	Endorsement for Conversion of a Dependent Child - PLI 83-82 (Note 16)
	(lix)	Endorsement for Conversion of Level Term Insurance Benefit on a Child - PLI 85-82 (Note 16)
	(lx)	Endorsement providing for Variable Loan Interest Rate PLI 125-84 (Note 16)

(e)	Applications:
	(i)	Application for Variable Appreciable Life Insurance Contract. (Note 4)

	(ii)	Supplement to the Application for Variable Appreciable Life Insurance Contract. (Note 4)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
	(i)	Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 4)
	(ii)	By‑laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 4)

(g)	Reinsurance Contracts:
	(i)	Agreement between Pruco Life and Prudential. (Note 2)
	(ii)	Amendment No.1 to the Agreement between Pruco Life and Prudential. (Note 8)
	(iii)	Amendment No.2 to the Agreement between Pruco Life and Prudential. (Note 8)
	(iv)	Amendment No.3 to the Agreement between Pruco Life and Prudential. (Note 8)
	(v)	Amendment No.4 to the Agreement between Pruco Life and Prudential. (Note 8)
	(vi)	Amendment No.5 to the Agreement between Pruco Life and Prudential. (Note 8)
	(vii)	Amendment No.6 to the Agreement between Pruco Life and Prudential. (Note 8)
	(viii)	Amendment No.7 to the Agreement between Pruco Life and Prudential. (Note 8)
	(ix)	Amendment No.8 to the Agreement between Pruco Life and Prudential. (Note 8)
	(x)	Amendment No.9 to the Agreement between Pruco Life and Prudential. (Note 8)
	(xi)	Amendment No.10 to the Agreement between Pruco Life and Prudential. (Note 8)
	(xii)	Amendment No.11 to the Agreement between Pruco Life and Prudential. (Note 8)
	(xiii)	Amendment No.12 to the Agreement between Pruco Life and Prudential. (Note 8)
	(xiv)	Amendment No.13 to the Agreement between Pruco Life and Prudential. (Note 8)

(h)	Participation Agreements:
	(i)	Participation Agreement between Pruco Life and Prudential Series Fund. (Note 12)
	(ii)	Shareholder Agreement (22c-2 Agreement) between Pruco Life and Prudential Series Fund. (Note 13)
	(iii)	Advanced Series Trust (formerly American Skandia Trust) Participation Agreement, as amended June 8, 2005. (Note 14)
	(iv)	Amendment #1 to the Participation Agreement between Pruco Life Insurance Company ("Pruco Life") and Advanced Series Trust. (Note 15)

(i)	Administrative Contracts:
	(i)	Service Agreement between Prudential and the Regulus Group, LLC. (Note 7)
	(ii)	Revised Service Agreement between Prudential and the Regulus Group LLC, a TransCentra company. (Note 10)
	(iii)	Engagement Schedule No. 2 between Prudential and Regulus Group, LLC. (Note 11)
	(iv)	Services Agreement between Prudential and Fidelity Information Services. (Note 17)
	(v)	Engagement Schedule between Prudential and Fidelity Information Services. (Note 17)

(j)	Other Material Contracts:
Not applicable.

(k)	Legal Opinion:
Opinion and Consent of Christopher J. Madin, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Actuarial Opinion:
Not applicable.

(m)	Calculation:
Not applicable.

(n)	Other Opinions:
(i) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)
(ii) Powers of Attorney: Markus Coombs, Elizabeth K. Dietrich, Alan M. Finkelstein, Scott E. Gaul, Bradley O. Harris, Salene Hitchcock-Gear, Dylan J, Tyson. (Note 1)

(o)	Omitted Financial Statements:
Not applicable.

(p)	Initial Capital Agreements:
Not applicable.

(q)	Redeemability Exemption:
(i)
Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-2(b)(12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-2(b)(13)(v)(B). (Note 1)

(r)	Form of Initial Summary Prospectuses:
Not applicable.

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 20, 2006, on behalf of the Pruco Life Variable Appreciable Account.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 38 to this Registration Statement, filed April 13, 2007, on behalf of the Pruco Life Variable Appreciable Account.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 40 to this Registration Statement, filed April 21, 2009, on behalf of the Pruco Life Variable Appreciable Account.
(Note 5)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6, Registration No. 333-158634, filed, July 6, 2009, on behalf of the Pruco Life Variable Universal Account.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 41 to this Registration Statement, filed April 14, 2010, on behalf of the Pruco Life Variable Appreciable Account.
(Note 7)	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 15, 2011, on behalf of the Pruco Life Variable Appreciable Account.
(Note 8)	Incorporated by reference to Post-Effective Amendment No. 45 to this Registration Statement, filed April 16, 2013, on behalf of the Pruco Life Variable Appreciable Account.
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 46 to this Registration Statement, filed April 15, 2014, on behalf of the Pruco Life Variable Appreciable Account.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 20 to Form N-6, Registration No. 333-112808, filed April 7, 2014, on behalf of the Pruco Life Variable Universal Account
(Note 11)	Incorporated by reference to Post-Effective Amendment No. 28 to Form N-6, Registration No. 333-112808, filed April 7, 2015, on behalf of the Pruco Life Variable Universal Account
(Note 12)	Incorporated by reference to Post-Effective Amendment No. 51 to Form N-6, Registration No. 333-112808, filed April 6, 2018, on behalf of the Pruco Life Variable Universal Account
(Note 13)	Incorporated by reference to Post-Effective Amendment No. 41 to Form N-6, Registration No. 033-20000, filed April 10, 2018, on behalf of the Pruco Life Variable Universal Account
(Note 14)	Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6, Registration No. 333-112808, filed August 12, 2005, on behalf of the Pruco Life Variable Universal Account.
(Note 15)	Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6, Registration No. 333-158634, filed April 15, 2013, on behalf of the Pruco Life Variable Universal Account.
(Note 16)	Incorporated by reference to Post-Effective Amendment No. 55 to Form N-6, Registration No. 002-89558, filed April 4, 2023, on behalf of the Pruco Life Variable Universal Account.
(Note 17)	Incorporated by reference to Post-Effective Amendment No. 9 to Form N-6, Registration No. 333-229276, filed September 28, 2023, on behalf of the Pruco Life Variable Universal Account.

Item 31. Directors and Officers of Pruco Life Insurance Company
The directors and officers of Pruco Life Insurance Company ("Pruco Life"), listed with their principal occupations, are shown below.

Name and Principal Business Address	Position and Offices with Pruco Life
MARKUS COOMBS (Note 2)	Director and Vice President
ELIZABETH K. DIETRICH (Note 2)	Director, Vice President, Chief Accounting Officer, and Chief Financial Officer
WILLIAM J. EVERS (Note 2)	Vice President and Corporate Counsel
ALAN M. FINKELSTEIN (Note 3)	Director and Treasurer
SCOTT E. GAUL (Note 4)	Director and Vice President
BRADLEY O. HARRIS (Note 2)	Director
SALENE HITCHCOCK-GEAR (Note 2)	Director
DANIEL MCNUTLY (Note 1)	Chief Compliance Officer
MATTHEW H. SILVER (Note 2)	Chief Actuary and Senior Vice President
JORDAN K. THOMSEN (Note 2)	Vice President and Corporate Counsel
DYLAN J. TYSON (Note 4)	Director, President, and Chief Executive Officer
AMY M. WOLTMAN (Note 3)	Vice President, Chief Legal Officer, and Secretary

(Note 1) 600 Office Center Drive, Fort Washington, PA 19034
(Note 2) 213 Washington Street, Newark, NJ 07102
(Note 3) 751 Broad Street, Newark, NJ 07102
(Note 4) 1 Corporate Drive, Shelton, CT 06484

Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Pruco Life Insurance Company, a life insurance company organized under the laws of Arizona, is a direct wholly owned subsidiary of The Prudential Insurance Company of America and an indirect wholly owned subsidiary of Prudential Financial, Inc.
The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, the text of which is hereby incorporated by reference.
Item 33. Indemnification
The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco Life’s By-law, Article VIII, which relates to indemnification of officers and directors, was filed April 21, 2009 as exhibit Item 26. (f)(ii) to Form N-6 of this Registration Statement on behalf of the Pruco Life Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Principal Underwriters
(a) Other Activity:
Pruco Securities, LLC ("Pruco Securities"), an indirect wholly owned subsidiary of Prudential Financial, Inc., acts as the Registrant's principal underwriter of the Contract. Pruco Securities, organized as an LLC on September 22, 2003, under New Jersey law, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities' principal business address is 751 Broad Street, Newark, New Jersey 07102.

Pruco Securities acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:

•Pruco Life Variable Universal Account
•Pruco Life Variable Appreciable Account
•Pruco Life Variable Insurance Account
•Pruco Life PRUvider Variable Appreciable Account
•Pruco Life of New Jersey Variable Appreciable Account
•Pruco Life of New Jersey Variable Insurance Account
•The Prudential Variable Appreciable Account
•Separate Account VL I of Talcott Resolution Life Insurance Company
•Separate Account VL II of Talcott Resolution Life Insurance Company
•Separate Account One of Talcott Resolution Life Insurance Company
•Separate Account Five of Talcott Resolution Life Insurance Company
•Separate Account VL I of Talcott Resolution Life & Annuity Insurance Company
•Separate Account VL II of Talcott Resolution Life & Annuity Insurance Company
•Separate Account Five of Talcott Resolution Life & Annuity Insurance Company
•Union Security Insurance Company Variable Account C

The Contract is sold by registered representatives of Pruco Securities who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Pruco Securities and applicable law to do so.

(b) Management:

Managers And Officers Of Pruco Securities, LLC

Name and Principal Business Address	Position and Office with Pruco Securities
Robert Begun (Note 1)	President, Manager, and Principal Operations Officer
Moira M. Buckley (Note 3)	Manager
John M. Cafiero (Note 2)	Assistant Secretary
David Camuzo (Note 1)	Secretary
Susanna Davi (Note 2)	Assistant Treasurer
Dexter M. Feliciano (Note 1)	Vice President, Chief Operating Officer, and Manager
Kelly Florio (Note 2)	Anti-Money Laundering Officer
Anthony M. Fontano (Note 1)	Vice President and Manager
Jennifer H. Gascho (Note 2)	Assistant Controller
Peter C. Gayle (Note 1)	Vice President and Manager
Bradford O. Hearn (Note 1)	Chairman and Manager
Patrick L. Hynes (Note 1)	Manager
Victor Kong (Note 2)	Assistant Controller
Milton T. Landes (Note 1)	Vice President
Conway Lee (Note 1)	Chief Compliance Officer
Tina Lloyd (Note 1)	Assistant Secretary
Joseph B. McCarthy (Note 2)	Assistant Treasurer
Juzer Mohammedshah (Note 1)	Treasurer
Julia E. Moran (Note 1)	Chief Legal Officer and Assistant Secretary
Maggie Palen (Note 2)	Assistant Secretary
Robert P. Smit (Note 2)	Vice President, Controller, Chief Financial Officer, and Principal Financial Officer
Jordan K. Thomsen (Note 1)	Assistant Secretary
Dianne Trinkle (Note 2)	Assistant Controller

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) 1124 NW Couch Street, Portland, OR 97209

(c) Compensation From the Registrant:
Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $4,084,003 in 2023, $3,890,506 in 2022, and $4,092,005 in 2021.

The sum of the chart below is $480,489,201, which represents Pruco Securities’ total 2023 Variable Life Distribution Revenue. The amount includes both agency distribution and broker-dealer distribution.

Commissions and other compensation received from the registrant during the last fiscal year with respect to variable life insurance products.
Name of Principal Underwriter	Net Underwriting Discounts and Commissions*	Compensation on Redemption	Brokerage Commission**	Other Compensation
Pruco Securities	$137,243,475	$0	$342,245,725	$0
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.
Registered Representatives affiliated with Pruco Securities who sell the Contract are also appointed by and contracted with Prudential as insurance agents for the sale of the Contract, and are eligible to engage in sales of other variable and non-variable Prudential life insurance and annuity products for which they may also be eligible for compensation, subject to applicable regulatory requirements.

Item 35. Location Of Accounts and Records
Provided in the most recent report on Form N-CEN.
Item 36. Management Services
Not applicable.
Item 37. Fee Representation
Pruco Life Insurance Company (“Pruco Life”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey on this 16th day of April, 2024.

Pruco Life Variable Appreciable Account
(Registrant)
By: Pruco Life Insurance Company
(Depositor)
By: /s/ *
Dylan J. Tyson
President and Chief Executive Officer
Pruco Life Insurance Company
(Depositor)
By: /s/ *
Dylan J. Tyson
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on this 16th day of April, 2024.

Signature and Title

/s/ *
Markus Coombs
Director and Vice President

/s/ *
Elizabeth K. Dietrich
Director, Vice President, Chief Accounting Officer, and Chief Financial Officer

/s/ *
Alan M. Finkelstein
Director and Treasurer
	By:	/s/ Christopher J. Madin
/s/ *		Christopher J. Madin
Scott E. Gaul		(Attorney-in-Fact)
Director, Vice President

/s/ *
Bradley O. Harris
Director

/s/ *
Salene Hitchcock-Gear
Director

/s/ *
Dylan J. Tyson
Director, President, and Chief Executive Officer
*Executed by Christopher J. Madin on behalf of those indicated pursuant to Power of Attorney.